Exhibit 10.8

PENN SECURITY BANK & TRUST CO.

EMPLOYEE STOCK OWNERSHIP PLAN

Originally Effective

January 1, 1984

As Amended And Restated Effective

January 1, 2010

Penn Security Bank & Trust Co. Employee Stock Ownership Plan

Penn Security Bank & Trust Co. Employee Stock Ownership Plan

This plan document has been created by Conrad Siegel Actuaries. As an employee stock ownership plan, it is neither a prototype nor a volume submitter document, but an individually designed plan. It should be reviewed by the sponsoring employer’s legal counsel before adoption. Conrad Siegel Actuaries will make any changes requested by counsel. A determination letter should be obtained from the Internal Revenue Service regarding its qualified plan status. For further information regarding the drafter’s intended meaning of plan provisions, contact Conrad Siegel Actuaries by letter (P.O. Box 5900, Harrisburg, Pennsylvania 17110-0900) or telephone (717-652-5633). You may also contact us through our website at conradsiegel.com.

Penn Security Bank & Trust Co. Employee Stock Ownership Plan

PREAMBLE

This amended and restated plan, executed on the date indicated at the end hereof, is made effective as of January 1, 2010, except as provided otherwise in Section 1.3(c), by Penn Security Bank and Trust Company, a corporation, with its principal office located in Scranton, Pennsylvania.

W I T N E S S E T H :

WHEREAS, effective January 1, 1984, the employer established the employee stock ownership plan for its employees and desires to continue to maintain a permanent qualified plan in order to enable its employees to share in the growth and prosperity of the corporation and to provide its employees and their beneficiaries with financial security in the event of retirement, disability, or death; and

WHEREAS, it is desired to amend said plan;

NOW THEREFORE, the premises considered, the original plan is hereby replaced by this amended and restated plan, and the following are the provisions of the qualified plan of the employer as restated herein; provided, however, that each employee who was previously a participant shall remain a participant, and no employee who was a participant in the plan before the date of amendment shall receive a benefit under this amended plan which is less than the benefit he was then entitled to receive under the plan as of the day prior to the amendment.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

ARTICLE I – DEFINITIONS

Section 1.1 – References

(a)	Code means the Internal Revenue Code of 1986, as it may be amended from time to time.

(b)	ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Section 1.2 – Compensation

(a)

Compensation means, except as provided in Section 1.2(b) hereof, any earnings reportable as W-2 wages for federal income tax withholding purposes, plus elective contributions, for the determination period. For this purpose, the determination period is the plan year. Such earnings shall include any amount contributed to a Roth elective deferral account under any qualified plan. However, compensation shall not include any earnings reportable as W-2 wages that are payable following the termination of employment pursuant to a severance agreement.

Elective contributions are amounts excludable from the employee’s gross income and contributed by the employer, at the employee’s election to:

•	A cafeteria plan (excludable under Code section 125 and as provided in Section 5.1(c)(2));

•	A Code section 401(k) arrangement (excludable under Code section 402(e)(3));

•	A simplified employee pension (excludable under Code section 402(h));

•	A tax sheltered annuity (excludable under Code section 403(b));

•	A deferred compensation plan excludable under Code section 457(b); or

•	A Code section 132(f)(4) qualified transportation fringe benefit plan.

Any reference in this plan to compensation shall be a reference to the definition in this Section 1.2, unless the plan reference specifies a modification to this definition. The plan administrator shall take into account only compensation actually paid by the employer for the relevant period. A compensation payment includes compensation by the employer through another person under the common paymaster provisions in Code sections 3121 and 3306. Compensation from an employer that is not a participating employer under this plan shall be excluded.

(b)	Exclusions From Compensation – Notwithstanding the provisions of Section 1.2(a), the following types of remuneration shall be excluded from the participant’s compensation:

•	Contributions to or benefits from this plan

(c)

Limitations on Compensation – For any plan year beginning after December 31, 2001, the plan administrator shall take into account only the first $200,000 (as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B) for plan years beginning on or after January 1, 2003) of any participant’s annual compensation for determining all benefits provided under the plan. If compensation for any prior determination period is taken into account in determining a participant’s allocations for the current plan year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period. For any plan year beginning after December 31, 1993 but before January 1, 2002, the plan administrator shall take into account only the first $150,000 (or, for plan years beginning after December 31, 1994 but before January 1, 2002, such larger amount as the Commissioner of Internal Revenue may prescribe) of any participant’s compensation for determining all benefits provided under the plan. For any plan year beginning after December 31, 1988 but before January 1, 1994, the plan administrator shall take into account only the first $200,000 (or, for plan years beginning after December 31, 1989 but before January 1, 1994, such larger amount as the Commissioner of Internal Revenue may prescribe) of any participant’s compensation for determining all benefits provided under the plan. The compensation dollar limitation for a plan year shall be the limitation amount in effect on January 1 of the calendar year in which the plan year begins. Annual compensation means compensation during the plan year or such other 12-consecutive-month period over which compensation is otherwise determined under the plan (the determination period for purposes of Section 1.2). For any plan year beginning before January 1, 1989, the $200,000 limitation applies only if the plan is top-heavy for such plan year or operates as a deemed top-heavy plan for such plan year. If the plan should determine compensation on a period of time that contains less than 12 calendar months (such as for a short plan year), the annual compensation dollar limitation shall be an amount equal to the compensation dollar limitation for the plan year multiplied by the ratio obtained by dividing the number of full months in the period by 12.

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(d)

Compensation for Nondiscrimination Testing – For purposes of determining whether the plan discriminates in favor of highly compensated employees, compensation means compensation as defined in this Section 1.2, except that the employer will not give effect to any exclusion from compensation specified in Section 1.2(b). For this purpose, compensation shall include compensation paid by the employer as defined under Section 1.5(b). Notwithstanding the above, the employer may amend this plan to exclude from this nondiscrimination definition of compensation any items of compensation excludable under Code section 414(s) and the applicable Treasury regulations, provided such adjusted definition conforms to the nondiscrimination requirements of those regulations.

Section 1.3 – Dates

(a)	Accounting Date means the dates on which investment results are allocated to participants’ accounts as set forth below:

•	March 31, June 30, September 30, December 31

(b)

Allocation Date means the date(s) as of which any contribution is allocated to participants’ accounts. The employer contribution and forfeitures shall be allocated as of December 31. The allocation period for the employer contribution shall be the plan year.

(c)	The Effective Date of the plan is January 1, 1984.

The effective date of this amendment and restatement is January 1, 2010; provided, however, that the plan provision required to comply with the Family and Medical Leave Act shall be effective August 5, 1993, the plan provisions required to comply with the Uniformed Services Employment and Re-Employment Rights Act of 1994 shall be effective December 12, 1994, the plan provisions required to comply with the Retirement Protection Act of 1994 shall generally be effective on the first day of the first limitation year beginning after December 31, 1994, the plan provisions required to comply with the Small Business Job Protection Act of 1996 shall generally be effective on the first day of the plan year beginning after December 31, 1996, the plan provisions required to comply with the Taxpayer Relief Act of 1997 shall generally be effective on the first day of the plan year beginning after August 5, 1997, the plan provisions required to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 shall generally be effective as of the first day of the first plan year beginning after December 31, 2001, the plan provisions required to comply with the American Jobs Creation Act of 2004 shall generally be effective for distributions with respect to S corporation stock made after December 31, 1997, the plan provisions required to comply with the Pension Protection Act of 2006 shall generally be effective as of the first day of the first day of the first plan year beginning on or after January 1, 2008 (except that the provisions that are required to be effective prior to the first day of the first plan year beginning on or after January 1, 2008 shall be effective as of the first day of the first plan year beginning on or after January 1, 2006), and the plan provisions required to comply with the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART) shall be effective for limitation years beginning on or after January 1, 2009, except as specified otherwise in this plan or in said Acts.

The $5,000 dollar amount appearing in Sections 4.2(b), 4.2(c), 4.3(d), 4.4(b) and 4.5 shall be effective for plan years beginning after December 31, 2001. Prior to such effective date, the dollar amount shall be $3,500 as provided under the prior provisions of the plan.

(d)	Plan Entry Date means the participation date(s) specified in Article II.

(e)	Plan Year means the 12-consecutive-month period beginning on January 1 and ending on December 31.

(f)	Limitation Year means the 12-consecutive-month period beginning on January 1 and ending on December 31.

Section 1.4 – Employee

(a) (1)

Employee means any person employed by the employer, including an owner-employee or other self-employed individual (as defined in Section 1.4(a)(3)). The term employee shall include any employee of the employer as defined in Section 1.5(b). The term employee shall also include any leased employee deemed to be an employee of any such employer as provided in Code section 414(n) or (o) and as defined in Section 1.4(a)(2).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(2)

Leased Employee means an individual (who otherwise is not an employee of the employer) who, pursuant to a leasing agreement between the employer and any other person, has performed services for the employer (or for the employer and any persons related to the employer within the meaning of Code section 414(n)(6)) on a substantially full time basis for at least one year and such services are performed under the primary direction or control of the employer. If a leased employee is treated as an employee by reason of this Section 1.4(a)(2), compensation from the leasing organization that is attributable to services performed for the employer shall be considered as compensation under the plan. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the employer shall be treated as provided by the employer.

Safe harbor plan exception – The plan shall not treat a leased employee as an employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the employer’s nonhighly compensated employees are leased employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee’s compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Section 5.1(c)(2).

(b)	Highly Compensated Employee means any employee who:

(1)

was a more than 5% owner of the employer (applying the constructive ownership rules of Code section 318, and applying the principles of Code section 318, for an unincorporated entity) at any time during the current plan year or the look-back year; or

(2)	for the look-back year –

(A)

had compensation from the employer (as defined under Section 1.5(b)) in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue pursuant to Code section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996), and

(B)

if the employer elects the application of this Subparagraph for such look-back year, was in the top-paid group of employees for such look-back year. For this purpose, an employee is in the top-paid group of employees for any look-back year if such employee is in the group consisting of the top 20% of the employees when ranked on the basis of compensation paid during such look-back year.

The look-back year is the twelve-month period immediately preceding the current plan year. The term highly compensated employee also includes any former employee who separated from service (or has a deemed separation from service, as determined under Treasury regulations) prior to the plan year, performs no service for the employer during the plan year, and was a highly compensated employee either for the separation plan year or any plan year ending on or after his 55th birthday, based on the applicable rules in effect for such plan year.

For purposes of determining who is a highly compensated employee under this Section 1.4(b), compensation means compensation as defined in Section 1.2(a) without regard to Section 1.2(b). The plan administrator shall make the determination of who is a highly compensated employee.

This Section 1.4(b) is effective for plan years beginning after December 31, 1996, except that, in determining whether an employee is a highly compensated employee in 1997, this provision shall be treated as having been in effect for the last plan year beginning before January 1, 1997.

(c)	Nonhighly Compensated Employee means any employee who is not a highly compensated employee.

Section 1.5 – Employer

(a)

Employer means Penn Security Bank and Trust Company or any successor entity by merger, purchase, consolidation, or otherwise; or an organization affiliated with the employer that may assume the obligations of this plan with respect to its employees by becoming a party to this plan. Another employer, whether or not it is affiliated with the sponsor employer, may adopt this plan to cover its employees by filing with the sponsor employer a written resolution adopting the plan, upon which the sponsor employer shall indicate its acceptance of such employer as an employer under the plan. Each such employer shall be deemed to be the employer only as to persons who are on its payroll.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(b)

Employer for Compliance Testing – For purposes of determining whether the plan satisfies the participation coverage requirements of Code section 410(b) and the limitations on benefits and allocations under Code section 415, employer shall mean the employer that adopts this plan as set forth in Section 1.5(a), and all members of a controlled group of corporations (as defined in Code section 414(b)), all commonly controlled trades or businesses (as defined in Code section 414(c)) or affiliated service groups (as defined in Code section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Code section 414(o).

(c)

Exclusive Benefit – In compliance with the exclusive benefit requirements of Code section 401(a), the sponsorship of this plan may not be transferred to an unrelated entity if the transfer is not in connection with a transfer of business assets or operations from the employer to such entity.

Section 1.6 – Fiduciaries

(a)	Named Fiduciary means the person or persons having fiduciary responsibility for the management and control of plan assets.

(b)	Plan Administrator means the person or persons appointed by the named fiduciary to administer the plan.

(c)	Trustee means the trustee named in the trust agreement executed pursuant to this plan, or any duly appointed successor trustee.

(d)	Investment Manager means a person or corporation other than the trustee appointed for the investment of plan assets.

Section 1.7 – Participant/Beneficiary/Spouse

(a)

Participant means an eligible employee of the employer who becomes a member of the plan pursuant to the provisions of Article II, or a former employee who has an accrued benefit under the plan. A participant shall be treated as benefiting under the plan for any plan year during which the participant received or is deemed to receive an allocation in accordance with Regulation section 1.410(b)-3(a).

(b)

Beneficiary means a person designated by a participant who is or may become entitled to a benefit under the plan. A beneficiary who becomes entitled to a benefit under the plan remains a beneficiary under the plan until the trustee has fully distributed his benefit to him. A beneficiary’s right to (and the plan administrator’s, or a trustee’s duty to provide to the beneficiary) information or data concerning the plan shall not arise until he first becomes entitled to receive a benefit under the plan.

(c)	Spouse means the person of the opposite sex married to the participant at the time of the determination and as further defined by section 3 of the Defense of Marriage Act, 1 U.S.C. § 7 (1996).

Section 1.8 – Participant Accounts

(a)	Employer Contribution Account means the balance of the separate account derived from employer’s contributions, including forfeitures (if any) (if so provided under Section 3.2).

(b)	Rollover/Transfer Account means the balance of the separate account derived from rollover contributions and/or transfer contributions (if so provided under Section 3.3).

(c)	Accrued Benefit means the total of the participant’s account balances as of the accounting date falling on or before the day on which the accrued benefit is being determined.

Section 1.9 – Plan

Plan means Penn Security Bank and Trust Company Employee Stock Ownership Plan as set forth herein and as it may be amended from time to time.

Section 1.10 – Service

(a)

Service means any period of time the employee is in the employ of the employer, including any period the employee is on an unpaid leave of absence authorized by the employer under a uniform, nondiscriminatory policy applicable to all employees. Separation from service means that the employee no longer has an employment relationship with the employer.

(b) (1)	Hour of Service means:

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(A)

Each hour for which an employee is paid, or entitled to payment, for the performance of duties for the employer. These hours shall be credited to the employee for the computation period in which the duties are performed; and

(B)

Each hour for which an employee is paid, or entitled to payment, by the employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service shall be credited under this Subparagraph (B) for any single continuous period (whether or not such period occurs in a single computation period). An hour of service shall not be credited to an employee under this Subparagraph (B) if the employee is paid, or entitled to payment, under a plan maintained solely for the purpose of complying with applicable worker’s compensation or unemployment compensation or disability insurance laws. Hours under this Subparagraph (B) shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations that are incorporated herein by this reference; and

(C)

Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the employer. The same hours of service shall not be credited both under Subparagraph (A) or Subparagraph (B), as the case may be, and under this Subparagraph (C). These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

Hours of service shall be determined on the basis of actual hours for which an employee is paid or entitled to payment. The above provisions shall be construed so as to resolve any ambiguities in favor of crediting employees with hours of service.

If, for the purposes of the plan, an employee’s records are maintained on other than an hourly basis, the plan administrator, according to uniform rules applicable to a class of employees, may apply the following equivalencies for the purpose of crediting hours of service:

Basis Upon Which Records Are Maintained	Credit Granted to Individual if Individual Earns One or More Hours of Service During Period
Shift	Actual hours of full shift
Day	10 hours of service
Week	45 hours of service
Semi-Monthly Payroll Period	95 hours of service
Months of Employment	190 hours of service

(2)

Solely for purposes of determining whether a break in service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service that would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (A) by reason of the pregnancy of the individual, (B) by reason of a birth of a child of the individual, (C) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (D) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited: (A) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (B) in all other cases, in the following computation period. No more than 501 hours of service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).

(3)

Solely for purposes of determining whether a break in service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work on unpaid leave under the Family and Medical Leave Act shall receive credit for the hours of service that would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. Such an individual shall be treated as actively employed for the purposes of participation and eligibility for an allocation of any employer contribution that may be provided under this plan. Notwithstanding the preceding, this paragraph shall not apply if the employer or the particular employee is not subject to the requirements of the Family and Medical Leave Act at the time of the absence.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(4)

Hours of service shall be credited for employment with the employer as defined in Section 1.5(b). Hours of service shall also be credited for any leased employee who is considered an employee for purposes of this plan under Code section 414(n) or Code section 414(o).

(c) (1)

Year of Service means a 12-consecutive-month computation period during which the employee completes the required number of hours of service with the employer as specified in Sections 2.1 or 4.1. No more than one year of service will be credited for any 12 consecutive-month period unless otherwise required by Sections 2.1(c) and 4.1(c).

(2)	Service with Related Employers – For purposes of crediting years of service, hours of service credited in accordance with Section 1.10(b)(4) shall be taken into account.

(3)

Predecessor Service – If the employer maintains the plan of a predecessor employer, service with such predecessor employer shall be treated as service for the employer. If the employer does not maintain the plan of a predecessor employer, then service as an employee of a predecessor employer shall not be considered as service under the plan, except as noted below:

•	No credit for predecessor service.

(d)

Break in Service (or One Year Break in Service) means a 12-consecutive-month computation period during which a participant or former participant does not complete the specified number of hours of service with the employer as set forth in Sections 2.1(b) and 4.1(b).

(e)

Qualified Military Service – Notwithstanding any provision of this plan to the contrary, effective December 12, 1994, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code section 414(u). An employee reemployed after qualified military service shall not be treated as having incurred a break in service, for purposes of vesting and benefit accruals, solely because of an absence due to qualified military service.

Effective with respect to deaths occurring on or after January 1, 2007, in the case of a participant who dies while performing qualified military service, the beneficiary(ies) of the participant shall be entitled to any benefits payable under Section 4.2(a)(5) that would have been payable had the participant resumed and then terminated employment on account of death.

Section 1.11 – Trust

(a)	Trust means the qualified trust created under the employer’s plan.

(b)	Trust Fund means all property held or acquired by the plan.

Section 1.12 – ESOP Specific Definitions

(a)	ESOP means an employee stock ownership plan that meets the requirements of Code section 4975(e)(7) and Regulation section 54.4975-11.

(b)

Corporate Stock means common stock issued by the employer (or by a corporation that is a member of the controlled group of corporations of which the employer is a member) that is readily tradable on an established securities market. If there is no common stock that meets the foregoing requirement, the term corporate stock means common stock issued by the employer (or by a corporation that is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (1) that class of common stock of the employer (or of any other such corporation) having the greatest voting power, and (2) that class of stock of the employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be corporate stock if such stock is convertible at any time into stock that constitutes corporate stock hereunder and if such conversion is at a conversion price that (as of the date of the acquisition by the trust) is reasonable. For purposes of the preceding sentence, pursuant to Code regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion that meets the requirements of the preceding sentence.

(c)	Corporation means the entity whose corporate stock is the subject of this employee stock ownership plan.

(1)	C Corporation means an incorporated entity that has not elected to be an S corporation.

(2)	S Corporation means a small business corporation for which an election under Code section 1362(a) is in effect for the current plan year.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(d)

Exempt Loan means a loan made to the plan by a disqualified person or a loan to the plan that is guaranteed by a disqualified person and that satisfies the requirements of Department of Labor Regulation section 2550.408b-3, Treasury Regulation section 54.4975-7(b), and Section 6.9 of this plan.

(e)	Investment Accounts – For investment purposes, a participant’s accounts may be placed in three accounts as described herein.

(1)	Corporate Stock Account means the investment account of a participant that is credited with the shares of corporate stock purchased and paid for by the trust fund or contributed to the trust fund.

(2)

Other Investment Account means the investment account of a participant that is credited with his share of the net gain (or loss) of the plan, forfeitures, and employer contributions in other than corporate stock and that is debited with payments made to pay for corporate stock.

(3)

Directed Investment Account means the investment account of a participant that he elects under the provisions of Section 3.4(c) and that is credited with the net gain (or loss) on his directed investments.

(f)

Unallocated Corporate Stock Suspense Account means an account containing corporate stock that was acquired with the proceeds of an exempt loan and that has not been released from the account and allocated to the participants’ corporate stock accounts.

ARTICLE II – PARTICIPATION

Section 2.1 – Eligibility Service

(a)	Eligibility Year of Service means an eligibility computation period during which the employee completes at least 1,000 hours of service with the employer.

(b)

One Year Break in Service means for the purposes of this Article II an eligibility computation period during which the participant or former participant does not complete more than 500 hours of service with the employer.

(c)

Eligibility Computation Period – The initial eligibility computation period shall be the 12-consecutive-month period beginning with the day on which the employee first performs an hour of service for the employer (employment commencement date).

Succeeding eligibility computation periods shall coincide with the plan year, beginning with the first plan year that commences prior to the first anniversary of the employee’s employment commencement date regardless of whether the employee is credited with the required number of hours of service during the initial eligibility computation period. An employee who is credited with the required number of hours of service in both the initial eligibility computation period and the first plan year that commences prior to the first anniversary of the employee’s employment commencement date shall be credited with two years of service for purposes of eligibility to participate.

Section 2.2 – Plan Participation

(a)	Eligibility

(1)	Age/service requirements – An employee who is a member of the eligible class of employees shall be eligible for plan participation after he has satisfied the following participation requirement(s):

(A)	Completion of 1 year of service.

(B)	Attainment of age 21.

(2)	Eligible class of employees – All employees of the employer shall be eligible to be covered under the plan except for employees in the following categories:

•

Individuals not directly employed by the employer as defined in Section 1.5(a). An employee of the employer as that term is defined in Section 1.5(b) with respect to the sponsoring employer shall not participate in this plan unless such employee’s direct employer affirmatively elects to become a participating employer hereunder.

•	An employee prohibited from receiving an allocation of certain corporate stock pursuant to Section 6.6(a).

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•

Employees who became employees as the result of a “Code section 410(b)(6)(C) transaction.” These employees shall be excluded during the period beginning on the date of the transaction and ending on the last day of the first plan year beginning after the date of the transaction. A “Code section 410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

•

Employees who are non-resident aliens (as defined in Code section 7701(b)(1)(B)) and who receive no earned income (as defined in Code section 911(d)(2)) from the employer that constitutes income from sources within the United States (as defined in Code section 861(a)(3)).

(b)

Entry Date – An eligible employee shall participate in the plan on the earlier of the June 30 or December 31 entry date coinciding with or immediately following the date on which he has met the age and service requirements, provided he is employed on that date. If an employee who is not a member of the eligible class of employees becomes a member of the eligible class, such employee shall participate immediately, if he has satisfied the age and service requirements and would have otherwise previously become a participant.

(c)

Election Not To Participate – An employee may file a written election not to participate in the plan before his plan entry date. The employer shall not make a contribution under any plan of the employer for such employee for the plan year for which the election is effective, nor for any succeeding plan year. An employee who has elected not to participate in the plan shall not re-participate in this plan, nor shall he participate in any other qualified retirement plan sponsored by the employer.

Section 2.3 – Termination of Participation

A participant shall continue to be an active participant of the plan so long as he is a member of the eligible class of employees and he does not terminate employment. He shall become an inactive participant when he terminates employment or ceases to be a member of the eligible class of employees. He shall cease participation completely upon the later of his receipt of a total distribution of his nonforfeitable account balance(s) under the plan or the forfeiture of the nonvested portion of the account balance(s).

Section 2.4 – Re-Participation or Re-Employment (Break in Service Rules)

(a)

Vested Participant – A former participant who had a nonforfeitable right to all or a portion of his account balance derived from employer contributions at the time of his termination from service shall become a participant immediately upon returning to the employ of the employer, if he is a member of the eligible class of employees.

(b)

Nonvested Participant or Employee – In the case of an employee who does not have any nonforfeitable right to his account balance derived from employer contributions at the time of his termination from service, years of service before a period of consecutive one-year breaks in service shall not be taken into account in computing eligibility service if the number of consecutive one-year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of years of service before such breaks in service. Such aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

If an employee’s years of service before termination from service are disregarded pursuant to the preceding paragraph, he shall be considered a new employee for eligibility purposes. If such employee’s years of service before termination from service may not be disregarded pursuant to the preceding paragraph, he shall participate immediately upon returning to the employ of the employer, if he is a member of the eligible class of employees and has otherwise satisfied the age and service requirements of Section 2.2.

(c)

Return to Eligible Class – If a participant becomes an inactive participant, because he is no longer a member of the eligible class of employees, but does not incur a break in service; such inactive participant shall become an active participant immediately upon returning to the eligible class of employees. If such participant incurs a break in service, eligibility shall be determined under the re-participation rules in Section 2.4(a) and (b) above.

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ARTICLE III – ALLOCATIONS TO PARTICIPANT ACCOUNTS

Section 3.1 – General Provisions

(a)

Maintenance of Participant Accounts – The plan administrator shall maintain separate accounts covering each participant under the plan as herein described. Such accounts shall be increased by contributions, reallocation of forfeitures (if any), investment income, and market value appreciation of the fund. They shall be decreased by market value depreciation of the fund, forfeiture of nonvested amounts, benefit payments, withdrawals, and expenses.

(b)	Amount and Payment of Employer Contribution

(1)

Amount of Contribution – For each plan year, the employer contribution to the plan shall be the amount that is determined under the provisions of this Article and Section 6.9. However, for any plan year with respect to which employer contributions are applied to repay principal on a loan made to the plan under Section 6.9, the total amount of employer contributions shall not exceed 25% of the aggregate participant compensation for the plan year. The employer may contribute any amount in excess of the maximum for the plan year, without limitation, for the purpose of paying interest on such loans. Further, the employer contribution shall not exceed the maximum amount deductible under Code section 404, subject to the provisions for a nondeductible contribution without penalty as permitted under Code section 4972(c)(6).

The employer contributes to this plan on the conditions that its contribution is not due to a mistake of fact and that the Internal Revenue Service will not disallow the deduction for its contribution. The trustee, upon written request from the employer, shall return to the employer the amount of the employer’s contribution made due to a mistake of fact or the amount of the employer’s contribution disallowed as a deduction under Code section 404. The trustee shall not return any portion of the employer’s contribution under the provisions of this paragraph more than one year after the earlier of: (A) The date on which the employer made the contribution due to a mistake of fact; or (B) The time of disallowance of the contribution as a deduction, and then, only to the extent of the disallowance. The trustee will not increase the amount of the employer contribution returnable under this Section for any earnings attributable to the contribution, but the trustee will decrease the employer contribution returnable for any losses attributable to it. The trustee may require the employer to furnish whatever evidence it deems necessary to confirm that the amount the employer has requested be returned is properly returnable under ERISA.

(2)

Payment of Contribution – The employer shall make its contribution to the plan in cash or corporate stock within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the trustee, the employer may make its contribution in other property, provided the contribution is discretionary and the property contributed is unencumbered. Corporate stock and other property will be valued at fair market value at the time of actual contribution. Notwithstanding the preceding, the employer shall make its contribution solely in cash if it is obligated to contribute a specified dollar amount either by the terms of a loan described in Section 6.9 or an action of its board of directors.

(c)

Limitations and Conditions – Notwithstanding the allocation procedures set forth in this Article, the allocations otherwise contributable to participants’ accounts under this plan shall be limited or reduced as provided in Section 5.1.

In any limitation year in which the allocations otherwise contributable to a participant’s account under this plan would exceed the maximum permissible amount as defined in Section 5.1 due to a contribution otherwise allocable to the participant under the Penn Security Bank 401(k) Profit Sharing Plan that the employer also sponsors, the allocation shall first be limited or reduced under the Penn Security Bank 401(k) Profit Sharing Plan so that the annual additions for the limitation year will equal the maximum permissible amount.

Section 3.2 – Employer Contributions

(a)

Amount of Contribution – The employer shall determine, in its sole discretion, the amount of employer contribution to be made to the plan each year; provided, however, that the employer shall contribute such amount as may be required for restoration of a forfeited amount under Section 4.2.

(b)

Conditions for Allocations – A participant shall be eligible for an allocation of the employer contribution and forfeitures as of an allocation date, provided that he satisfies the following condition(s):

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(1)

He completed at least 1,000 hours of service during the current plan year, except that the hours of service requirement shall not apply with respect to any minimum top-heavy allocation as provided in Section 5.4.

AND

(2)	He is employed by the employer on the last day of the plan year.

Notwithstanding the preceding, an otherwise eligible participant shall not receive any allocation in a nonallocation year if he is prohibited from receiving an allocation of corporate stock pursuant to Section 6.6(b).

(c)	(1) Allocation Formula

The employer contribution and forfeitures for the plan year shall be allocated to the employer contribution account of each eligible participant in the ration that such participant’s compensation bears to the compensation of all participants.

(2)	Top-Heavy Plan Years

In any plan year in which this plan is top-heavy (as defined in Section 5.4(e)(2) when aggregated with the Penn Security Bank 401(k) Profit Sharing Plan and the Penn Security Bank and Trust Company Employees’ Pension Plan that the employer also sponsors, the top-heavy minimum benefit requirement shall be met under the Penn Security Bank and Trust Company Employees’ Pension Plan.

For such a plan year, the employer shall provide on behalf of each participant who is a non-key employee and who participates in the defined benefit plan a minimum nonintegrated accrued benefit of 2% of average annual compensation (as defined under the defined benefit plan), not to exceed a cumulative accrued benefit of 20%.

If a participant only participates in this plan, the contributions and forfeitures allocable to the employer contribution account shall be increased as necessary for compliance with the top-heavy minimum benefit requirement. The total of the contributions and forfeitures allocated to such account for such a participant shall not be less than an amount equal to 3% of his compensation or the largest percentage of employee 401(k) elective deferral contribution, employer contribution, and forfeiture allocated under the aggregated plans on behalf of any key employee for that year, whichever is less.

(3)

Compensation – For purposes of the allocation of the employer contribution, compensation means compensation as defined in Section 1.2(a) and (b) (subject to the limitations of Section 1.2(c)) for the entire plan year, but limited to the employee’s compensation for the portion of the plan year in which the employee actually is a member of the eligible class of employees as defined in Section 2.2. However, for purposes of the top-heavy contribution, compensation means compensation as defined in Section 5.1(c)(2), subject to the limitations of Section 1.2(c).

Section 3.3 – Rollover/Transfer Contributions

Rollover and transfer contributions shall not be permitted under this plan and no amount shall be credited to the rollover/transfer account.

Section 3.4 – Allocation of Investment Results

(a)

Corporate Stock Account – The corporate stock account of each participant shall be credited as of each allocation date with forfeitures of corporate stock and his allocable share of corporate stock (including fractional shares) purchased and paid for by the plan or contributed in kind by the employer. Stock dividends on corporate stock held in his corporate stock account shall be credited to his corporate stock account when paid.

Corporate stock acquired by the plan with the proceeds of an exempt loan shall be allocated to each participant’s corporate stock account upon release from the unallocated corporate stock suspense account as provided in Section 6.9. Corporate stock acquired with the proceeds of an exempt loan shall be an asset of the trust fund and maintained in the unallocated corporate stock suspense account.

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(b)

Other Investments Account – As of each allocation date, prior to the allocation of employer contributions and forfeitures, any earnings or losses (net appreciation or net depreciation) of the trust fund shall be allocated in the same proportion that each participant’s other investments account bears to the total of all participants’ other investment accounts as of such date. For this purpose, each account balance shall be equal to the average balance for the period commencing on the day following the prior accounting date and ending on the current accounting date.

Cash dividends on corporate stock made after the first month of the plan year shall not share in any earnings or losses of the trust fund for such year. However, the plan administrator may direct that cash dividends on corporate stock be segregated into a separate account and invest such segregated account in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the trustee until such time as the dividends and any earnings or losses thereon are: (1) applied to the payment of a loan in accordance with Section 6.9(d); or (2) allocated to each participant’s other investment account as of the plan year allocation date in accordance with the corporate stock held in the participant’s corporate stock account and then distributed pursuant to Section 4.3(c)(6) (with any allocable earnings or losses). The dividend shall be 100% vested, regardless of any vesting schedule applicable to the employer contribution account.

Earnings or losses include the increase (or decrease) in the fair market value of assets of the trust fund (other than corporate stock in the participants’ corporate stock accounts) since the preceding allocation date. Earnings or losses do not include the interest paid under any installment contract or loan used for the purchase of corporate stock by the trust. Further, earnings and losses do not include income received by the trust with respect to corporate stock acquired with the proceeds of an exempt loan to the extent the income is used to repay the loan. At the discretion of the plan administrator, all such income may be used to repay such loan with the exception of non-applicable dividends as described in Section 6.9(d).

(c)	Directed Investment Account

(1)

Each qualified participant, for plan years beginning after December 31, 1986, may elect within 90 days after the close of each plan year during the qualified election period to direct the trustee in writing to distribute 25% of the total number of shares of corporate stock acquired by or contributed to the plan after December 31, 1986 that have ever been allocated to such qualified participant’s corporate stock account (reduced by the number of shares of corporate stock previously distributed pursuant to a prior election). In the case of the election year in which the participant can make his last election, the preceding sentence shall be applied by substituting “50%” for “25%.” For this purpose, a participant’s corporate stock account shall be segregated into two accounts: (A) the Pre-1987 corporate stock account and (B) the Post-1986 corporate stock account. If the qualified participant elects to direct the trustee to distribute this portion of his Post-1986 corporate stock account, such direction shall be effective no later than 180 days after the close of the plan year to which such direction applies.

Notwithstanding the above, if the fair market value (determined pursuant to Section 6.7(b) at the plan valuation date immediately preceding the first day on which a qualified participant is eligible to make an election) of corporate stock acquired by or contributed to the plan and allocated to a qualified participant’s Post-1986 corporate stock account is $500 or less, then such corporate stock shall not be subject to this Section 3.4(c). For purposes of determining whether the fair market value exceeds $500, corporate stock held in accounts of all employee stock ownership plans (as defined in Code section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code section 409(a)) maintained by the employer or any affiliated employer shall be considered as held by the plan.

(2)	For the purposes of this Section 3.4(c) the following definitions shall apply:

(A)	Qualified participant means any participant or former participant who has completed ten years of participation and has attained age 55.

(B)

Qualified election period means the six plan year period beginning with the later of: (i) the first plan year in which the participant first became a qualified participant, or (ii) the first plan year beginning after December 31, 1986.

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ARTICLE IV – PAYMENT OF PARTICIPANT ACCOUNTS

Section 4.1 – Vesting Service Rules

(a)

Vesting Year of Service means a vesting computation period during which the employee completes at least 1,000 hours of service with the employer. All of an employee’s years of service with the employer shall be counted to determine the nonforfeitable percentage in the employee’s account balance derived from employer contributions, except:

(1)	Years of service disregarded under the break in service rules in Section 4.1(d) below. (Post-ERISA break in service rules)

(2)

Years of service before the effective date of ERISA if such service would have been disregarded under the break in service rules of the prior plan in effect from time to time before such date. For this purpose, break in service rules are rules that result in the loss of prior vesting or benefit accruals, or that deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time. (Pre-ERISA break in service rules)

(b)

One Year Break in Service means for the purposes of this Article IV a vesting computation period during which the employee or former employee does not complete more than 500 hours of service with the employer.

(c)	Vesting Computation Period means the 12-consecutive month period coinciding with the plan year.

(d)	Break in Service Rules

(1)

Vested Participant – A former participant who had a nonforfeitable right to all or a portion of his account balance derived from employer contributions at the time of his termination from service shall retain credit for all vesting years of service prior to a break in service as that term is defined in Section 4.1(b).

(2)

Nonvested Participant or Employee – In the case of a former participant or employee who did not have any nonforfeitable right to his account balance derived from employer contributions at the time of his termination from service, years of service before a period of consecutive one-year breaks in service shall not be taken into account in computing service if the number of consecutive one-year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of years of service before such breaks in service. Such aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

(3)

Vesting for Pre-Break and Post-Break Accounts – In the case of a participant or employee who has 5 or more consecutive one-year breaks in service, all years of service after such breaks in service shall be disregarded for the purpose of vesting the employer-derived account balance that accrued before such breaks in service. Whether or not such pre-break service counts in vesting the post-break employer-derived account balance shall be determined according to the rules set forth in Section 4.1(b/d)(1) and (2) above. Separate accounts shall be maintained for the participants for the pre-break and post-break employer-derived account balances. All accounts shall share in the investment earnings and losses of the fund.

Section 4.2 – Vesting of Participant Accounts

(a)	Determination of Vesting

(1)

Normal Retirement – An employee’s right to his account balance shall be 100% vested and nonforfeitable upon the attainment of age 65, the normal retirement age. The vesting of an inactive participant who terminates employment prior to normal retirement age shall remain subject to the provisions of the vesting schedule following attainment of such specified age. Distributions shall be administered in accordance with termination from employment provisions of Section 4.3(a)(3).

(2)

Late Retirement – If a participant remains employed after his normal retirement age, his account balance shall remain 100% vested and nonforfeitable. Such participant shall continue to receive allocations to his account as he did before his normal retirement age.

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(3)

Early Retirement – In the case of a participant who has attained age 55 and completed 10 years of service before his normal retirement age, the participant’s right to his account balance shall be 100% vested and nonforfeitable. Such participant may retire before his normal retirement age without the consent of the employer and receive payment of benefits from the plan. If a participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the participant shall be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

(4)

Disability – If a participant separates from service due to disability, such participant’s right to his account balance as of his date of disability shall be 100% vested and nonforfeitable. Disability means the participant has been determined by the Social Security Administration to be eligible for either full or partial Social Security disability benefits.

(5) (A)

Death – In the event of the death of a participant who has an accrued benefit under the plan, (whether or not he is an active participant), 100% of the participant’s account balance as of the date of death shall be paid to his surviving spouse; except that, if there is no surviving spouse, or if the surviving spouse has already consented in a manner that is (or conforms to) a qualified election under the joint and survivor annuity provisions of Code section 417(a) and regulations issued pursuant thereto and as set forth in Section 5.2, then such balance shall be paid to the participant’s designated beneficiary. The payment options available to the beneficiary shall be those payment options available to the participant under Section 4.3(b), subject to any restriction created by the participant through the beneficiary designation form.

(B)

Beneficiary Designation – Subject to the spousal consent requirements of Section 5.2, the participant shall have the right to designate his beneficiaries, including a contingent death beneficiary, and shall have the right at any time to change such beneficiaries. The designation shall be made in writing on a form signed by the participant and supplied by and filed with the plan administrator. If the participant fails to designate a beneficiary, or if the designated person or persons predecease the participant, “beneficiary” shall mean the spouse, children, parents, brothers and sisters, or estate of the participant, in the order listed.

In the absence of a beneficiary designation duly filed with the plan administrator by a designated beneficiary, if a designated beneficiary dies after the participant has died but before the plan has commenced distribution to the designated beneficiary, the plan shall be administered as set forth in this paragraph. The death benefit will be paid to the designated beneficiary’s estate in one lump sum. If the deceased designated beneficiary was not the participant’s surviving spouse, distribution will be completed by December 31 of the fifth year following the participant’s date of death. If the deceased designated beneficiary was the participant’s surviving spouse, distribution will be completed by December 31 of the fifth year following the beneficiary’s date of death.

For purposes of this Section 4.2(a)(5), if a spouse or beneficiary of the participant dies simultaneously with the participant, the participant shall be deemed to be the survivor and to have died subsequent to such spouse or beneficiary. Likewise, if a beneficiary named by a designated beneficiary dies simultaneously with a designated beneficiary, the designated beneficiary shall be deemed to be the survivor and to have died subsequent to the beneficiary named by the designated beneficiary.

If a participant completes or has completed a beneficiary designation form in which the participant designates his spouse as the beneficiary and the participant and such spouse are legally divorced subsequent to the date of such designation; then, the designation shall be administered as if such spouse had predeceased the participant unless the participant, subsequent to the legal divorce, reaffirms the designation by completing a new beneficiary designation form.

(6)	Termination From Service

If a portion of a participant’s account is forfeited, corporate stock allocated to the participant’s corporate stock account must be forfeited only after any other investment allocable to the participant has been depleted. If interest in more than one class of corporate stock has been allocated to a participant’s account, the participant must be treated as forfeiting the same proportion of each such class.

(B)

If a participant separates from the service of the employer other than by retirement, disability, or death, his vested interest in his employer contribution account shall be equal to the account balance multiplied by the vesting percentage determined based on his vesting years of service as follows:

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Years of Service	Vesting Percentage
0–1 Year	0%
2	20%
3	40%
4	60%
5	80%
6 or More Years	100%

(b)	Forfeitures

(1)

Time of Forfeiture – If a participant terminates employment before his account balance derived from employer contributions is fully vested, the nonvested portion of his account shall be forfeited on the earlier of:

(A)	The last day of the vesting computation period in which the participant first incurs 5 consecutive one-year breaks in service, or

(B)	The date the participant receives his entire vested accrued benefit.

(2)	Cashout Distributions and Restoration

(A)

Cashout Distribution – If an employee terminates service and the value of his vested account balance derived from employer and employee contributions is not greater than $1,000, the employee shall receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture. If an employee would have received a distribution under the preceding sentence but for the fact that the employee’s vested account balance exceeded $1,000 when the employee terminated service and if at a later time such account balance is reduced such that it is not greater than $1,000, the employee will receive a distribution of such account balance and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the value of an employee’s vested account balance is zero, he shall be deemed to have received a distribution of such vested account balance. Effective for distributions made on or after March 22, 1999, for the purpose of determining the value of a participant’s vested account balance, prior distributions shall be disregarded if distributions have not commenced under an optional form of payment described in Section 4.3.

Effective for distributions made before March 28, 2005, if an employee terminated service and the value of his vested account balance derived from employer and employee contributions was not greater than $5,000, the employee received a distribution of the value of the entire vested portion of such account balance and the nonvested portion was treated as a forfeiture.

If an employee terminates service and elects, in accordance with the requirements of Section 4.3, to receive the value of his vested account balance, the nonvested portion shall be treated as a forfeiture as of the date of distribution. If the employee elects to have distributed less than the entire vested portion of the account balance derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the vested employer-derived account balance.

(B)

Restoration of Accounts – If an employee receives a cashout distribution pursuant to this section and resumes employment covered under this plan before he incurs 5 consecutive one-year breaks in service, his employer-derived account balance shall be restored to the amount on the date of distribution, if he repays to the plan the full amount of the distribution attributable to employer contributions before the earlier of 5 years after the first date on which he is subsequently re-employed by the employer, or the date he incurs 5 consecutive one-year breaks in service following the date of the distribution. If an employee is deemed to receive a distribution pursuant to this Section 4.2(b)(2), and he resumes employment covered under this plan before he incurs 5 consecutive one-year breaks in service, upon the reemployment of such employee his employer-derived account balance will be restored to the amount on the date of such deemed distribution.

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Any amount required to restore such forfeitures shall be deducted from forfeitures occurring in the plan year of restoration. If forfeitures are insufficient for the restoration, the employer may make a contribution to the plan for such plan year to satisfy the restoration. However, by the end of the plan year following the plan year of restoration, sufficient forfeitures or employer contributions shall be credited to the account to satisfy the restoration.

(c)

Disposition of Forfeitures – Forfeitures shall be reallocated among the eligible active participants at the end of the plan year in which such forfeitures occur in accordance with the allocation procedures set forth in Section 3.2.

(d)	Unclaimed Benefits

(1)

Forfeiture – The plan does not require the trustee or the plan administrator to search for, or to ascertain the whereabouts of, any participant or beneficiary before a distribution is required under the provisions of Section 5.3. At the time the participant’s or beneficiary’s benefit becomes distributable under the plan, the plan administrator, by certified or registered mail addressed to his last known address of record, shall notify any participant or beneficiary that he is entitled to a distribution under this plan. If the participant or beneficiary fails to claim his distributive share or make his whereabouts known in writing to the plan administrator within twelve months from the date of mailing of the notice, the plan administrator shall treat the participant’s or beneficiary’s unclaimed payable accrued benefit as forfeited and shall reallocate such forfeiture in accordance with Section 4.2(c). A forfeiture under this paragraph shall occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. These forfeiture provisions apply solely to the participant’s or beneficiary’s accrued benefit derived from employer contributions.

(2)

Restoration – If a participant or beneficiary who has incurred a forfeiture of his accrued benefit under the provisions of this Subsection makes a claim, at any time, for his forfeited accrued benefit, the plan administrator shall restore the participant’s or beneficiary’s forfeited accrued benefit to the same dollar amount as the dollar amount of the accrued benefit forfeited, unadjusted for any gains or losses occurring after the date of the forfeiture. The plan administrator shall make the restoration during the plan year in which the participant or beneficiary makes the claim from forfeitures occurring in that plan year. If forfeitures are insufficient for the restoration, the employer shall make a contribution to the plan to satisfy the restoration. The plan administrator shall direct the trustee to distribute the participant’s or beneficiary’s restored accrued benefit to him not later than 60 days after the close of the plan year in which the plan administrator restores the forfeited accrued benefit.

Section 4.3 – Payment of Participant Accounts

(a)	Time of Payment

(1)	Commencement of Benefits – Unless the participant elects otherwise, distribution of benefits shall begin no later than the 60th day after the latest of the close of the plan year in which:

(A)	The participant attains age 65 (or normal retirement age, if earlier);

(B)	Occurs the 10th anniversary of the year in which the participant commenced participation in the plan; or

(C)	the participant terminates service with the employer, (i.e. late retirement).

(2)

Payment Upon Retirement, Disability, or Death – Subject to the provisions set forth in Section 4.3(a)(1), in the Joint and Survivor Requirements of Section 5.2, and in the Distribution Requirements of Section 5.3, if the participant terminates employment due to retirement, disability, or death, his account shall be paid as soon as administratively possible after the occurrence of the event creating the right to a distribution.

(3)

Payment Upon Other Termination of Employment – Subject to the provisions set forth in Section 4.3(a)(1) and in the Distribution Requirements of Section 5.3, if the participant terminates employment other than by retirement, disability, or death, his account shall be paid as soon as administratively possible after the end of the plan year in which severance of employment occurs. However, no distribution shall include any corporate stock acquired with the proceeds of an exempt loan until the close of the plan year in which such loan is repaid in full.

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(4)

Notwithstanding the foregoing, the failure of a participant (or spouse where the spouse’s consent is required) to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 5.2(a), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

(b)	Period for Distribution of Benefits

(1)

The plan administrator, pursuant to the written election of the participant (or if no election has been made prior to the participant’s death, by his beneficiary), shall direct the trustee to distribute to a participant or his beneficiary any amount to which he is entitled under the plan in one of the following methods. If the distribution exceeds $5,000, to the extent it is attributable to corporate stock, the election shall be subject to Section 4.3(b)(2).

If a distribution is required under the Distribution Requirements of Section 5.3, the participant fails to elect a form of payment, and the vested balance of the account exceeds $5,000, the trustee shall pay the benefit in installment payments over the period described in Section 4.3(b)(2). However if no portion of the distribution is attributable to corporate stock, the trustee shall pay the benefit in installment payments that meet the requirements of Section 5.3 over the joint life and last survivor expectancy of the participant and his designated beneficiary. If the vested balance of the account(s) does not exceed $5,000, the trustee shall distribute the entire account balance in a lump sum.

(A)	A Lump Sum Payment - A lump sum benefit payment. If the vested accrued benefit is no more than $1,000, benefits shall automatically be paid in a lump sum.

(B)	Installment Payments over a period of years that meets the Distribution Requirements of Section 5.3 in annual installments.

(2)

Unless the participant elects in writing a longer distribution period, distributions to a participant or his beneficiary attributable to corporate stock shall be in substantially equal annual installments over a period not longer than five years. In the case of a participant with an account balance attributable to corporate stock in excess of $985,000, the 5-year period shall be extended one additional year (but not more than five additional years) for each $195,000 or fraction thereof by which such balance exceeds $985,000. These dollar limits shall be adjusted at the same time and in the same manner as provided in Code section 415(d).

(c)	General Payment Provisions

(1)

Any part of a participant’s benefit that is retained in the plan after the allocation date on which his participation ends will continue to be treated as a corporate stock account, other investment account, or directed investment account subject to Section 4.2(a)(6)(A). However, no further employer contributions or forfeitures will be credited.

(2)

All distributions due to be made under this plan shall be made on the basis of the amount to the credit of the participant as of the accounting date coincident with or immediately preceding the occurrence of the event calling for a distribution. If a distributable event occurs after an allocation date and before allocations have been made to the account of the participant, the distribution shall also include the amounts allocable to the account as of such allocation date.

(3)

If any person entitled to receive benefits hereunder is physically or mentally incapable of receiving or acknowledging receipt thereof, and if a legal guardian or power of attorney has been appointed for him, the plan administrator may direct the benefit payment to be made to such legal representative. The plan administrator may cause benefits to be paid to any other individual recognized by the state law under which the plan trust has been established.

In the event a distribution is to be made to a minor beneficiary, then the plan administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such beneficiary or a responsible adult with whom the beneficiary maintains his residence, or to the custodian for such beneficiary under the Uniform Gift to Minors Act or the Gift to Minors Act, if such is permitted by the laws of the state in which said beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor beneficiary shall fully discharge the trustee, employer, plan administrator, and plan from further liability on account thereof.

(4)

Each optional form of benefit provided under the plan shall be made available to all participants on a nondiscriminatory basis. The plan may not retroactively reduce or eliminate optional forms of benefits and any other Code section 411(d)(6) protected benefits, except as provided in Regulation section 1.411(d)-4, Q&A-2(b) and in other relief granted statutorily or by the Commissioner of Internal Revenue.

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(5)	The participant’s election of a form of benefit payment shall be irrevocable as of the annuity starting date, subject to the notice requirements contained in Section 4.3(e).

(6)

Notwithstanding anything herein to the contrary if the board of directors of the corporation acting in a nondiscriminatory manner shall so direct, cash dividends on shares of corporate stock shall be paid directly in cash to the participants in the plan or such dividends shall be paid to the plan and distributed in cash to participants within 90 days after the close of the plan year in which the dividend is paid. In the absence of any direction from the board of directors of the corporation, cash dividends in corporate stock shall be paid to the plan and allocated to participants’ accounts.

(d)	Eligible Rollover Distributions

Effective for distributions made on or after January 1, 1993, notwithstanding the optional forms of payment listed in Section 4.3(b), a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(1)

Eligible Rollover Distribution – An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9), the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); a dividend distributed from the plan; any hardship withdrawal made on or after January 1, 1999 from a participant’s employee 401(k) elective deferral account before he has attained age 59 1/2; any hardship withdrawal made on or after January 1, 2002 from any account; and any other distribution(s) that is reasonably expected to total less than $200 during a year.

Effective for distributions made on or after January 1, 2002, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

(2)

Eligible Retirement Plan – An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified plan described in Code section 401(a), that accepts the distributee’s eligible rollover distribution. Effective for distributions made on or after January 1, 2002, an eligible retirement plan shall also mean an annuity contract described in Code section 403(b) or an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this plan.

Effective for distributions made on or after January 1, 2008, an eligible retirement plan includes a Roth individual retirement account (Roth IRA) described in Code section 408A. However, for distributions before January 1, 2010, a distributee shall not be allowed to make a qualified rollover contribution to a Roth IRA from the plan if, for the taxable year of the distribution to which such contribution relates the distributee’s adjusted gross income exceeds $100,000, or the distributee is a married individual filing a separate return.

(3)

Distributee – A distributee includes an employee or former employee. In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse. Effective for death benefit distributions made on or after January 1, 2007, a distributee shall include a nonspouse beneficiary but only with respect to a direct transfer to an inherited individual retirement account or annuity that is established on his behalf and that will be treated as an inherited individual retirement account or annuity pursuant to the provisions of Code section 402(c)(11).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(4)	Direct Rollover – A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

(e)	Payment Election Procedures

As described in Section 5.2(a), an account balance in excess of $1,000 ($5,000 for distributions prior to March 28, 2005) shall not be immediately distributed without the consent of the participant. The participant shall receive the notice required under Regulation section 1.411(a)-11(c) no less than 30 days and no more than 180 days before the annuity starting date with respect to the distribution. Effective for notices issued on or after January 1, 2007, the written explanation shall include a description of the consequences of failing to defer receipt of the distribution. Effective for distributions made on or after January 1, 1993, for any distribution in excess of $200, the plan administrator shall give the participant notice of his eligible rollover distribution rights. The participant shall receive such notice in the same time period as the 411 notice is required to be provided. Effective for distributions made on or after January 1, 1994, if a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the 411 notice is given, provided that:

(1)

The plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(2)	The participant, after receiving the notice, affirmatively elects a distribution.

(f)	Form of Distribution

(1)

Distribution of a participant’s benefit may be made in cash or corporate stock or both, provided, however, that if a participant or beneficiary so demands, such benefit (other than corporate stock reinvested pursuant to Section 3.4(c)) shall be distributed only in the form of corporate stock. Prior to making a distribution of benefits, the plan administrator shall advise the participant or his beneficiary, in writing, of the right to demand that benefits be distributed solely in corporate stock. In the case of a cashout distribution made pursuant to Section 4.2(b)(2)(A), the distribution shall be made in cash.

(2)

If a participant or beneficiary demands that benefits be distributed solely in corporate stock, distribution of a participant’s benefit will be made entirely in whole shares or other units of corporate stock. If the corporate stock consists of more than one class, the participant will receive substantially the same proportion of each such class. Any balance in a participant’s other investments account will be applied to acquire for distribution the maximum number of whole shares or other units of corporate stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If corporate stock is not available for purchase by the trustee, then the trustee shall hold such balance until corporate stock is acquired and then make such distribution, subject to Sections 4.3(a)(1), 5.2 and 5.3.

(3)	The trustee shall make distribution from the trust only on instructions from the plan administrator.

(4)

Put Option – Shares of corporate stock are currently publicly traded securities. In the event the securities cease to be publicly traded or become subject to certain restrictions so that the securities are not freely tradable, then the employer will honor a put option for such securities. The employer’s obligation to purchase distributed corporate stock shall be as described in Section 5.5(e).

(5)	Right of First Refusal – There is no right of first refusal at this time with respect to the corporate stock.

Section 4.4 – In-Service Payments

(a)

Withdrawals – No payments other than cash dividends on shares of corporate stock paid pursuant to Section 3.4(a) and distributions pursuant to an election under Section 3.4(c) shall be made before separation from service.

(b)	Participant Loans – No participant loans shall be permitted under this plan.

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Section 4.5 – Distributions under Domestic Relations Orders

Nothing contained in this plan prevents the trustee, in accordance with the direction of the plan administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code section 414(p)). A distribution will not be made to an alternate payee until the participant attains (or would have attained) his earliest retirement age. For this purpose, earliest retirement age means the earlier of: (1) the date on which the participant is entitled to a distribution under this plan; or (2) the later of the date the participant attains age 50 or the earliest date on which the participant could begin receiving benefits under this plan if the participant separated from service.

Nothing in this Section gives a participant a right to receive distribution at a time otherwise not permitted under the plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the plan.

The plan administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the plan administrator promptly will notify the participant and any alternate payee named in the order, in writing, of the receipt of the order and the plan’s procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the plan administrator shall determine the qualified status of the order and shall notify the participant and each alternate payee, in writing, of its determination. The plan administrator shall provide notice under this paragraph by mailing to the individual’s address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

If any portion of the participant’s nonforfeitable accrued benefit is payable during the period the plan administrator is making its determination of the qualified status of the domestic relations order, the plan administrator shall make a separate accounting of the amounts payable. If the plan administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, it shall direct the trustee to distribute the payable amounts in accordance with the order. If the plan administrator does not make its determination of the qualified status of the order within the 18-month determination period, it shall direct the trustee to distribute the payable amounts in the manner the plan would distribute if the order did not exist and shall apply the order prospectively if it later determines the order is a qualified domestic relations order.

ARTICLE V – ADDITIONAL QUALIFICATION RULES

Section 5.1 – Limitations on Allocations under Code Section 415

(a)	Single Plan Limitations

(1)

If the participant does not participate in, and has never participated in another qualified plan maintained by the employer, or a welfare benefit fund (as defined in Code section 419(e)) maintained by the employer, or an individual medical account (as defined in Code section 415(l)(2)) maintained by the employer, or a simplified employee pension (as defined in Code section 408(k)) maintained by the employer, that provides an annual addition as defined in Section 5.1(c)(1), the amount of annual additions that may be credited to the participant’s account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this plan. If the employer contribution that would otherwise be contributed or allocated to the participant’s account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

(2)

Prior to determining the participant’s actual compensation for the limitation year, the employer may determine the maximum permissible amount for a participant on the basis of a reasonable estimation of the participant’s compensation for the limitation year, uniformly determined for all participants similarly situated.

(3)

As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the participant’s actual compensation for the limitation year.

(4)

If a participant elects to make employee nondeductible contributions or elective deferrals that together with any contribution the employer is obligated to make under the terms of this plan (including pursuant to any published discretionary contribution) would otherwise cause the annual additions for the limitation year to exceed the maximum permissible amount, the contribution election of the participant shall be limited before any employer contribution is reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(b)	Combined Limitations – Other Defined Contribution Plan

(1)

This Section 5.1(b) applies if, in addition to this plan, the participant is covered under another qualified defined contribution plan maintained by the employer, a welfare benefit fund maintained by the employer, an individual medical account maintained by the employer, or a simplified employee pension maintained by the employer, that provides an annual addition as defined in Section 5.1(c)(1), during any limitation year. The annual additions that may be credited to a participant’s account under this plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a participant’s account under the other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same limitation year. If the annual additions with respect to the participant under other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the employer are less than the maximum permissible amount and the employer contribution that would otherwise be contributed or allocated to the participant’s account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the participant under such other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the participant’s account under this plan for the limitation year.

(2)

Prior to determining the participant’s actual compensation for the limitation year, the employer may determine the maximum permissible amount for a participant in the manner described in Section 5.1(a)(2).

(3)

As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the participant’s actual compensation for the limitation year.

(4)

If, pursuant to Section 5.1(b)(3) or as a result of the allocation of forfeitures, a participant’s annual additions under this plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

(5)

If an allocation date of this plan coincides with an allocation date of another plan and the employee or employer contribution that would otherwise be contributed or allocated to a participant’s account under the plans would cause the annual additions for the limitation year to exceed the maximum permissible amount, Section 3.1(c) shall control which contribution or allocation will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

(c)	Definitions (Code Section 415 Limitations)

(1)

Annual Additions – The sum of the following amounts credited to a participant’s account for the limitation year: (A) employer contributions; (B) employee contributions (excluding catch-up contributions made in accordance with Code section 414(v)); (C) forfeitures; (D) amounts allocated to an individual medical account (as defined in Code section 415(l)(2)), that is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan; and (E) allocations under a simplified employee pension. Also, amounts derived from contributions paid or accrued that are attributable to postretirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e)) maintained by the employer are treated as annual additions to a defined contribution plan.

For this purpose, any excess amount applied under Section 5.1(a)(4) or (b)(6) in the limitation year to increase the accounts of participants who did not have an excess amount or to reduce employer contributions will be considered annual additions for such limitation year.

Restorative payments allocated to a participant’s account including restorative payments made pursuant to Section 4.2(b)(2)(B) and payments made to restore losses to the plan resulting from actions (or a failure to act) by a fiduciary for which there is a reasonable risk of liability under ERISA or under other applicable federal or state law (where similarly situated participants are treated similarly) shall not give rise to an annual addition for any limitation year.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

To the extent the employer is a C corporation, annual additions shall not include forfeitures of corporate stock that were purchased with the proceeds of an exempt loan nor shall they include employer contributions applied to the payment of interest on an exempt loan and charged against a participant’s account if no more than one-third of the employer contribution for the limitation year is allocated to the account of highly compensated employees. Further, annual additions shall not include dividends received by the plan with respect to corporate stock as such proceeds constitute earnings on a plan asset and are allocable as such.

Annual additions may be calculated with respect to employer contributions of both principal and interest used to repay an exempt loan; however, if the amount would be less, annual additions shall be determined using the fair market value of corporate stock released from the suspense account on account of the exempt loan repayment and allocated to participants for the limitation year.

(2)

Compensation – A participant’s earned income and any earnings reportable as W-2 wages for federal income tax withholding purposes that are paid by the employer. W-2 wages means wages as defined in Code section 3401(a) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

For purposes of applying the limitations of this Section 5.1, compensation for a limitation year is the compensation actually paid or includable in gross income during such limitation year.

For limitation years beginning after December 31, 2008, compensation for a limitation year shall include amounts paid as differential wages to a participant on qualified military service leave of more than 30 days and otherwise meeting the requirements of Code section 3401(h)(2).

Compensation in excess of the limitations of Section 1.2(c) shall not be taken into account. In order to be taken into account for a limitation year, compensation must be paid or treated as paid prior to severance from employment with the employer. Effective for limitation years beginning on or after July 1, 2007, an includable payment shall be treated as paid prior to severance from employment if it is paid by the later of 2 1/2 months after severance or the last day of the limitation year that includes the severance date. For this purpose, includable payments are those that absent the severance would have been paid and are regular compensation for services during regular working hours or outside working hours (such as overtime or shift differentials), commissions, bonuses, or other similar compensation. Includable payments shall also include accrued sick, vacation, or other leave if such payments would have been included in compensation as defined in Section 1.2 if they were paid prior to the employee’s severance from employment.

Compensation shall include elective contributions as defined in Section 1.2(a) and elective contributions under a Code section 501(c)(18) plan. Elective contribution amounts under a cafeteria plan excludable under Code section 125 shall include any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he has other health coverage (deemed section 125 compensation). An amount will be treated as an amount under Code section 125 only if the employer does not request or collect information regarding the participant’s other health coverage as part of the enrollment process for the health plan.

Notwithstanding the preceding, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in Code section 22(e)(3)) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if contributions made on behalf of such participant are nonforfeitable when made.

(3)

Defined Contribution Dollar Limitation – $40,000, as adjusted under Code section 415(d) for limitation years beginning after December 31, 2002. The defined contribution dollar limitation is $30,000, as adjusted under Code section 415(d) for limitation years beginning before January 1, 2003.

(4)

Employer – For purposes of this Section 5.1, employer shall mean the employer as defined in Section 1.5(b) but including all members of a controlled group of corporations as defined in Code section 414(b) as modified by Code section 415(h) and all commonly controlled trades or businesses as defined in Code section 414(c) as modified by Code section 415(h).

(5)	Excess Amount – The excess of the participant’s annual additions for the limitation year over the maximum permissible amount.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(6)

Limitation Year – The 12-consecutive-month period defined in Section 1.3(f). All qualified defined contribution plans maintained by the employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive-month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

(7)

Maximum Permissible Amount – For limitation years beginning before January 1, 2002, the maximum annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of: (A) the applicable defined contribution dollar limitation, or (B) 25% of the participant’s compensation for the limitation year.

For limitation years beginning on or after January 1, 2002, the maximum annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

(A)	the defined contribution dollar limitation as defined in Section 5.1(c)(3); or

(B)	100% of the participant’s compensation for the limitation year.

The compensation limitation referred to in (B) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code section 401(h) or Code section 419A(f)(2)) that is otherwise treated as an annual addition under Code section 415(l)(1) or 419A(d)(2).

If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive-month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

Number of months in the short limitation year

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Section 5.2 – Joint and Survivor Annuity Requirements

No annuity form of payment is provided under Section 4.3(b) and no direct or indirect transfer is accepted under Section 3.3 from a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan that would otherwise have provided for a life annuity form of payment to any participant; therefore, the joint and survivor annuity requirements of Code section 401(a)(11) and 417 shall not apply to this plan, except as provided in this Section 5.2.

(a)

Restrictions on Immediate Distributions – If the value of a participant’s vested account balance derived from employer and employee contributions (1) in plan years beginning before January 1, 2002, exceeded $3,500 or (2) in plan years beginning after December 31, 2001, exceeds $5,000, and the account balance is immediately distributable, the participant (or where the participant has died, the participant’s spouse) must consent to any distribution of such account balance. Effective for distributions made on or after March 22, 1999, for the purpose of determining the value of a participant’s vested account balance, prior distributions shall be disregarded if distributions have not commenced under an optional form of payment described in Section 4.3. The consent of the participant (or the participant’s surviving spouse) shall be obtained in writing within the 180-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid in any form. The plan administrator shall notify the participant (or the participant’s surviving spouse) of the right to defer any distribution until the participant’s account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Code section 417(a)(3), and shall be provided no less than 30 days and no more than 180 days prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which Code sections 401(a)(11) and 417 do not apply, the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the participant, after receiving the notice, affirmatively elects a distribution.

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Neither the consent of the participant nor the participant’s spouse shall be required to the extent that a distribution is required to satisfy Code section 401(a)(9) or section 415. In addition, upon termination of this plan if the plan does not offer an annuity option (purchased from a commercial provider) and if the employer or any entity within the same controlled group as the employer does not maintain another defined contribution plan, the participant’s account balance will, without the participant’s consent, be distributed to the participant. However, if any entity within the same controlled group as the employer maintains another defined contribution plan, the participant’s account balance will be transferred, without the participant’s consent, to the other plan if the participant does not consent to an immediate distribution.

An account balance is immediately distributable if any part of the account balance could be distributed to the participant (or surviving spouse) before the participant attains (or would have attained if not deceased) the later of normal retirement age or age 62.

(b)

Safe Harbor Rules – This Section 5.2(b) shall apply to a participant in this employee stock ownership plan. This plan satisfies and shall continue to satisfy the following conditions: (1) the participant cannot elect payments in the form of a life annuity; and (2) on the death of a participant, the participant’s vested account balance will be paid to the participant’s surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the participant’s designated beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 180-day period following the date of the participant’s death. The account balance shall be adjusted for gains or losses occurring after the participant’s death in accordance with the provisions of the plan governing the adjustment of account balances for other types of distributions.

(1)

The participant may waive the spousal death benefit described in this Section 5.2(b) at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 5.2(c)(1) that would apply to the participant’s waiver of the qualified preretirement survivor annuity.

(2)	For purposes of this Section 5.2(b), vested account balance shall have the same meaning as provided in Section 5.2(c)(3).

(c)	Definitions (Code Section 417 Requirements)

(1)

Qualified Election – A waiver of a qualified preretirement survivor annuity. Any waiver of a qualified preretirement survivor annuity shall not be effective unless: (a) the participant’s spouse consents in writing to the election; (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, that may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent); (c) the spouse’s consent acknowledges the effect of the election; and (d) the spouse’s consent is witnessed by a plan representative or notary public. If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

(2)

Spouse (Surviving Spouse) – The spouse or surviving spouse of the participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code section 414(p).

(3)

Vested Account Balance – The aggregate value of the participant’s vested account balances derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the participant’s life. The provisions of this Section 5.2 shall apply to a participant who is vested in amounts attributable to employer contributions, employee contributions, or both at the time of death or distribution.

Section 5.3 – Distribution Requirements

Subject to Section 5.2 Joint and Survivor Annuity Requirements, the requirements of this Section 5.3 shall apply to any distribution of a participant’s interest and will take precedence over any inconsistent provisions of this plan.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

With respect to distributions under the plan made on or after August 1, 2002 for calendar years beginning on or after January 1, 2002, the plan will apply the minimum distribution requirements as set forth in this Section 5.3. Distributions made prior to August 1, 2002 are subject to the provisions of the plan as in effect before this amendment and restatement of the plan. If the total amount of required minimum distributions made to a participant for 2002 prior to August 1, 2002 are equal to or greater than the amount of required minimum distributions determined under this Section 5.3, then no additional distributions are required for such participant for 2002 on or after such date. If the total amount of required minimum distributions made to a participant for 2002 prior to August 1, 2002 are less than the amount determined under this Section 5.3, then the amount of required minimum distributions for 2002 on or after such date will be determined so that the total amount of required minimum distributions for 2002 is the amount determined under this Section 5.3.

The requirements of this Section 5.3 shall not apply for the calendar year 2009. The required beginning date with respect to any individual shall be determined without regard to this paragraph for purposes of applying this Section 5.3 for calendar years after 2009. To the extent that a participant’s entire interest is otherwise required to be distributed to a beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant’s death, such 5-year period shall be determined without regard to calendar year 2009.

(a)	Required Beginning Date – The entire interest of a participant must be distributed or begin to be distributed no later than the participant’s required beginning date.

(b)	Limits on Distribution Periods – As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

(1)	the life of the participant;

(2)	the life of the participant and a designated beneficiary;

(3)	a period certain not extending beyond the life expectancy of the participant; or

(4)	a period certain not extending beyond the joint life and last survivor expectancy of the participant and a designated beneficiary.

(c)

Death of Participant Before Distributions Begin – If the participant dies before distributions begin, the participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)

If the participant’s surviving spouse is the participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later. If the surviving spouse so elects, the participant’s entire interest will be distributed to such surviving spouse by December 31 of the calendar year containing the fifth anniversary of the participant’s death. If no election is received, distributions to the surviving spouse will begin by December 31 of the calendar year in which the participant would have attained age 70 1/2, or the participant’s entire interest will be distributed to such surviving spouse by December 31 of the calendar year containing the fifth anniversary of the participant’s death, if later.

(2)

If the participant’s surviving spouse is not the participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died. If the designated beneficiary so elects or if no election is received, the participant’s entire interest will be distributed to such designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(3)

If there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, the participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(4)

If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Section 5.3(c), other than Section 5.3(c)(1), will apply as if the surviving spouse were the participant.

For purposes of this Section 5.3(c) and Section 5.3(f), unless Section 5.3(c)(4) applies, distributions are considered to begin on the participant’s required beginning date. If Section 5.3(c)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 5.3(c)(1).

(d)

Forms of Distribution – Unless the participant’s interest is distributed in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Section 5.3(e) and (f).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(e)

Required Minimum Distributions During Participant’s Lifetime – If a participant’s benefit is to be distributed over (1) a period not extending beyond the life expectancy of the participant or the joint life and last survivor expectancy of the participant and the participant’s designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the participant’s benefit by the applicable life expectancy.

(1)

Amount of Required Minimum Distribution For Each Distribution Calendar Year – During the participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(A)

The quotient obtained by dividing the participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Regulation section 1.401(a)(9)-9, using the participant’s age as of the participant’s birthday in the distribution calendar year; or

(B)

If the participant’s sole designated beneficiary for the distribution calendar year is the participant’s spouse, the quotient obtained by dividing the participant’s account balance by the number in the Joint and Last Survivor Table set forth in Regulation section 1.401(a)(9)-9, using the participant’s and spouse’s attained ages as of the participant’s and spouse’s birthdays in the distribution calendar year.

(2)

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death – Required minimum distributions will be determined under this Section 5.3(e) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant’s date of death.

(f)	Required Minimum Distributions After Participant’s Death

(1)

Death On or After Date Distributions Begin – If the participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the participant’s death.

(A)

Participant Survived by Designated Beneficiary – If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant’s designated beneficiary, determined as follows:

(i)	The participant’s remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

(ii)

If the participant’s surviving spouse is the participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(iii)

If the participant’s surviving spouse is not the participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant’s death, reduced by one for each subsequent year.

(B)

No Designated Beneficiary – If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the participant’s remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

(2)	Death Before Date Distributions Begin

(A)

Participant Survived by Designated Beneficiary – If the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the remaining life expectancy of the participant’s designated beneficiary, determined as provided in Section 5.3(f)(1).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(B)

No Designated Beneficiary – If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, distribution of the participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

(C)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin – If the participant dies before the date distributions begin, the participant’s surviving spouse is the participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 5.3(c), this Section 5.3(f)(2) will apply as if the surviving spouse were the participant.

(g)	Definitions (Code Section 401(a)(9) Requirements)

(1)	Designated Beneficiary – The individual who is designated as the beneficiary under the plan and is the designated beneficiary under Code section 401(a)(9) and Regulation section 1.401(a)(9)-4.

(2)

Distribution Calendar Year – A calendar year for which a minimum distribution is required. For distributions beginning before the participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year that contains the participant’s required beginning date. For distributions beginning after the participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 5.3(c). The required minimum distribution for the participant’s first distribution calendar year will be made on or before the participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(3)	Life Expectancy – Life expectancy as computed by use of the Single Life Table in Regulation section 1.401(a)(9)-9.

(4)

Participant’s Account Balance – The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

If any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

(5)	Required Beginning Date

(A)

Non-5% Owner – The required beginning date is April 1 of the calendar year following the later of: (i) the calendar year in which the participant attains age 70 1/2, or (ii) the calendar year in which the participant retires. If a participant who is not a 5% owner attains age 70 1/2 after December 31, 1995 and before January 1, 2002 the participant shall be permitted to elect to commence the distribution of his benefits as if his required beginning date were April 1 of the calendar year following the calendar year in which he attains age 70 1/2. Payments shall be in the form of installments elected; the participant shall have a new annuity starting date as of the date payments are elected to commence following his termination of employment.

(B)

5% Owner – The required beginning date for a participant who is a 5% owner is April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2. A participant is treated as a 5% owner for purposes of this Section 5.3(g)(5) if such participant is a 5% owner as defined in Code section 416(i) (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such participant attains age 70 1/2.

(C)	Once distributions have begun to a 5% owner under this Section 5.3(g)(5), they must continue to be distributed, even if the participant ceases to be a 5% owner in a subsequent year.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

Section 5.4 – Top Heavy Provisions

(a)	Application of Provisions – If the plan is or becomes top-heavy in any plan year beginning after December 31, 1983, the provisions of Section 5.4 will supersede any conflicting provisions in the plan.

(b)	Minimum Allocation

(1)

Except as otherwise provided in Section 5.4(b)(3) and (4) below, the employer contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of 3% of such participant’s compensation or in the case where the employer has no defined benefit plan that designates this plan to satisfy Code section 401, the largest percentage of employer contributions and forfeitures, as a percentage of key employee’s compensation that may be taken into account under Section 1.2(c), allocated on behalf of any key employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the participant’s failure to complete 1,000 hours of service (or any equivalent provided in the plan), or (ii) the participant’s failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

(2)	For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 5.1(c)(2), subject to the limitations of Section 1.2(c).

(3)	The provision in Section 5.4(b)(1) above shall not apply to any participant who was not employed by the employer on the last day of the plan year.

(4)

The provision in Section 5.4(b)(1) above shall not apply to any participant to the extent the participant is covered under any other plan or plans of the employer and the employer has provided in Section 3.2 that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code section 401(k)(12) and matching contributions with respect to which the requirements of Code section 401(m)(11) are met). If this plan is intended to meet the minimum allocation or benefit requirement applicable to another plan or plans, the employer shall so provide in Section 3.2(c).

(5)	The minimum allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under Code section 411(a)(3)(B) or 411(a)(3)(D).

(6)

Matching Contributions – Employer matching contributions may be taken into account for purposes of satisfying the minimum contribution requirements of Code section 416(c)(2). The preceding sentence shall apply with respect to matching contributions under a plan containing a cash or deferred arrangement being used to satisfy the minimum allocation requirements of this plan if such plan so provides.

(c)	Reserved

(d)	Minimum Vesting Schedules – For any plan year in which this plan is top-heavy, the following minimum vesting schedule shall automatically apply to the plan:

Years of Service	Vesting Percentage
0–1 Year	0%
2	20%
3	40%
4	60%
5	80%
6 or More Years	100%

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

The minimum vesting schedule shall apply to all benefits within the meaning of Code section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of Code section 416 and benefits accrued before the plan became top-heavy. Further, no decrease in a participant’s nonforfeitable percentage may occur in the event the plan’s status as top-heavy changes for any plan year. However, this Section does not apply to the account balances of any employee who does not have an hour of service after the plan has initially become top-heavy and such employee’s account balance attributable to employer contributions and forfeitures will be determined without regard to this Section.

If the vesting schedule under the plans shifts in or out of the above schedule for any plan year because of the plan’s top-heavy status, such shift shall constitute an amendment to the vesting schedule and the provisions of Section 7.2(d) and (e) shall apply.

(e)	Definitions (Code Section 416 Requirements)

(1)

Key Employee – Key employee means any employee or former employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the employer if such individual’s annual compensation exceeded 50% of the dollar limitation under Code section 415(b)(1)(A), an owner (or considered an owner under Code section 318) of one of the ten largest interests in the employer if such individual’s compensation exceeded 100% of the dollar limitation under Code section 415(c)(1)(A), a 5% owner of the employer, or a 1% owner of the employer who had an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 5.1(c)(2), but including elective contributions as defined in Section 1.2(a) and elective contributions under a Code section 457 plan or a Code section 501(c)(18) plan for any plan year and subject to the limitations of Section 1.2(c). The determination period is the plan year containing the determination date and the four preceding plan years.

The determination of who is a key employee will be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

(2)	Top-Heavy Plan – For any plan year beginning after December 31, 1983, this plan is top-heavy if any of the following conditions exists:

(A)	If the top-heavy ratio for this plan exceeds 60% and this plan is not part of any required aggregation group or permissive aggregation group of plans.

(B)	If this plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

(C)	If this plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60%.

(3)	Top-Heavy Ratio

(A)

If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer has not maintained any defined benefit plan that during the one-year period (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002) ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) including any part of any account balance distributed in the one-year period ending on the determination date(s) (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002), and the denominator of which is the sum of all account balances including any part of any account balance distributed in the one-year period ending on the determination date(s) (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002), both computed in accordance with Code section 416 and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code section 416 and the regulations thereunder.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(B)

If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer maintains or has maintained one or more defined benefit plans that during the one-year period (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002) ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (A) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (A) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the one-year period ending on the determination date (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002).

(C)

For purposes of Section 5.4(e)(3)(A) and (B) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the one-year period (five-year period ending on the determination date in the case of a distribution made for a reason other than severance from employment, death or disability and in determining whether the plan is top-heavy for plan years beginning before January 1, 2002) ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

The accrued benefit of a participant other than a key employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

(4)

Permissive Aggregation Group – The required aggregation group of plans plus any other plan or plans of the employer that, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

(5)

Required Aggregation Group – (1) Each qualified plan of the employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the employer that enables a plan described in (1) to meet the requirements of Code sections 401(a)(4) or 410.

(6)	Determination Date – For any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

(7)	Valuation Date – The last day of the plan year shall be the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

(8)	Present Value – Present value shall be based only on the interest and mortality rates specified in the employer’s defined benefit plan.

(9)	Non-Key Employee – Any employee who is not a key employee. Non-key employees include employees who are former key employees.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

Section 5.5 – ESOP Distribution Options

(a)	The employer retains the discretion to implement the provisions of this Section 5.5.

(b)	Right to Receive Stock

The right to receive distributions in the form of shares of corporate stock shall be automatically terminated in the event of the sale or other disposition by the trustee of all shares of corporate stock held by the trust where the corporate stock ceases to be readily tradable. Implementation of this provision shall only be done in accordance with the nondiscrimination requirements of Code section 401(a)(4).

(c)	Restricted Stock

(1)

Notwithstanding anything contained herein to the contrary, if the employer is an S corporation or the employer’s charter or by-laws restrict ownership of substantially all shares of corporate stock to employees and the trust fund, as described in Code section 409(h)(2), the plan administrator shall distribute a participant’s account entirely in cash without granting the participant the right to demand distribution in shares of corporate stock.

(2)

Except as otherwise provided herein, corporate stock distributed by the trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the employer, provided restrictions are applicable to all corporate stock of the same class. If a participant is required to offer the sale of his corporate stock to the employer before offering to sell his corporate stock to a third party, in no event may the employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the trustee pay a price less than the fair market value of the corporate stock.

(d)	Right of First Refusal

(1)

If any participant, his beneficiary or any other person to whom shares of corporate stock are distributed from the plan (the selling participant) shall, at any time that the stock is not publicly traded, desire to sell some or all of such shares (the offered shares) to a third party; the selling participant shall give written notice of such desire to the employer and the plan administrator. The notice shall contain the number of shares offered for sale, the proposed terms of the sale, and the names and addresses of both the selling participant and third party. Both the trust fund and the employer shall each have the right of first refusal for a period of 14 days from the date the selling participant gives such written notice to the employer and the plan administrator to acquire the offered shares. The 14-day period shall run concurrently against the trust fund and the employer. As between the trust fund and the employer, the trust fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall not be less than the greater of the value of the stock determined under Section 6.7(b) or the price and terms offered by the third party.

(2)

If the trust fund and the employer do not exercise their right of first refusal within the required fourteen day period provided above, the selling participant shall have the right, at any time following the expiration of such period, to dispose of the offered shares to the third party; provided, however, that (i) no disposition shall be made to the third party on terms more favorable to the third party than those set forth in the written notice previously given by the selling participant, and (ii) if such disposition shall not be made to a third party on the terms offered to the employer and the trust fund, the offered shares shall again be subject to the right of first refusal set forth above.

(3)

The closing pursuant to the exercise of the right of first refusal shall take place at such place agreed upon between the plan administrator and the selling participant, but not later than 10 days after the employer or the trust fund shall have notified the selling participant of the exercise of the right of first refusal. At such closing, the selling participant shall deliver certificates representing the offered shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the employer or the trust fund shall deliver the purchase price, or an appropriate portion thereof, to the selling participant.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(e)	Put Option

(1)

If corporate stock is distributed to a participant and such corporate stock is not readily tradable on an established securities market, a participant has a right to require the employer to repurchase the corporate stock distributed to such participant under a fair valuation formula. Such stock shall be subject to the provisions of Section 5.5(c).

(2)

The put option must be exercisable only by a participant, by the participant’s donees, or by a person (including an estate or its distributee) to whom the corporate stock passes by reason of a participant’s death. The put option must permit a participant (or beneficiary) to put the corporate stock to the employer. Under no circumstances may the put option bind the plan. However, it shall grant the plan an option to assume the rights and obligations of the employer at the time that the put option is exercised. If it is known at the time a loan is made that federal or state law will be violated by the employer’s honoring such put option, the put option must permit the corporate stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the employer or a shareholder other than the plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

The put option shall commence as of the day following the date the corporate stock is distributed to the participant (or beneficiary) and end 60 days thereafter; and, if not exercised within such 60-day period, an additional 60-day option shall commence on the first day of the fifth month of the plan year next following the plan year in which the stock was distributed to the participant (or such other 60-day period as provided in regulations issued under the Code). However, in the case of corporate stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described herein after distribution, the employer must notify each holder of such corporate stock in writing on or before the tenth day after the date the corporate stock ceases to be so traded that for the remainder of the applicable 60-day period the corporate stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this Section 5.5(e)(2).

The holder shall exercise the put option by notifying the employer in writing of such exercise. The notice shall state the name and address of the holder and the number of shares to be sold. Upon receipt of a written notification from the holder, the employer shall immediately inform the plan administrator of such notice. The plan administrator shall have 10 days to notify the employer if it wishes the trust fund to assume the rights and obligations of the employer with respect to the required purchase of corporate stock.

The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it, because the party bound by the put option is prohibited from honoring it by applicable federal or state law. The price at which a put option must be exercisable is the value of the corporate stock determined in accordance with Section 6.7(b) as of the allocation date coincident with or immediately preceding the employer’s receipt of the written notification. The total purchase price shall be paid to the holder within 30 days after the notification, provided however, that the employer may defer such payments on a reasonable basis, if it gives written notice to the holder within the 30-day period. Such deferred payments shall be paid in substantially equal monthly, quarterly, semiannual, or annual installments over a period certain beginning not later than 30 days after the exercise of the put option and not extending beyond 5 years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than 30 days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the employer’s articles of incorporation, unless so required by applicable state law.

For purposes of this Section 5.5(e), total distribution means a distribution to a participant or his beneficiary within one taxable year of the participant’s entire vested account.

(3)

An arrangement involving the plan that creates a put option must not provide for the issuance of put options other than as provided under this Section 5.5(e). The plan (and the trust fund) must not otherwise obligate itself to acquire corporate stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

(4)

The participant and beneficiary rights and protections created under this Section 5.5(e) as they pertain to plan assets acquired with the proceeds of an exempt loan shall be nonterminable. Therefore, such rights and protections shall continue even after such exempt loan has been repaid or this plan ceases to be an ESOP.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

ARTICLE VI – ADMINISTRATION OF THE PLAN

Section 6.1 – Fiduciary Responsibility

(a)	Fiduciary Standards – A fiduciary shall discharge his duties with respect to a plan solely in the interest of the participants and beneficiaries and –

For the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan;

With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

By diversifying the investments of the plan not held in corporate stock so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

In accordance with the documents and instruments governing the plan insofar as such documents and instruments are consistent with the provisions of ERISA.

(b)	Allocation of Fiduciary Responsibility

(1)

It is intended to allocate to each fiduciary, either named or otherwise, the individual responsibility for the prudent execution of the functions assigned to him. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless specifically provided for in the plan.

(2)

When one fiduciary is required to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to share such responsibility. Instead, the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving directions shall be to follow those directions insofar as such instructions on their face are proper under applicable law.

(3)	Any person or group of persons may serve in more than one fiduciary capacity with respect to this plan.

(4)

A fiduciary under this plan may employ one or more persons, including independent accountants, attorneys and actuaries to render advice with regard to any responsibility such fiduciary has under the plan.

(c)

Indemnification by Employer – Unless resulting from the gross negligence, willful misconduct or lack of good faith on the part of a fiduciary who is an officer or employee of the employer, the employer shall indemnify and save harmless such fiduciary from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney’s fees and other costs and expenses incident to any suit, action, investigation, claim or proceedings suffered in connection with his acting as a fiduciary under the plan.

(d)

Named Fiduciary – The person or persons named by the employer as having fiduciary responsibility for the management and control of plan assets shall be known as the “named fiduciary” hereunder. Such responsibility shall include the appointment of the plan administrator (Section 6.2(a)) and the investment manager (Section 6.4(b)) and the deciding of benefit appeals (Section 6.3). The employer shall retain the authority to appoint the trustee (Section 6.4(a)).

Section 6.2 – Plan Administrator

(a)	Appointment of Plan Administrator

The named fiduciary shall appoint a plan administrator who may be a person or an administrative committee consisting of no more than five members. Vacancies occurring upon resignation or removal of a plan administrator or a committee member shall be filled promptly by the named fiduciary. Any plan administrator may resign at any time by giving notice of his resignation to the named fiduciary, and any plan administrator may be removed at any time by the named fiduciary. The named fiduciary shall review at regular intervals the performance of the plan administrator(s) and shall re-evaluate the appointment of such administrator(s). After the named fiduciary has appointed the plan administrator and has received a written notice of acceptance, the fiduciary responsibility for administration of the plan shall be the responsibility of the plan administrator or plan administrative committee.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(b)	Duties and Powers of Plan Administrator

The plan administrator shall have the following duties and discretionary powers and such other duties and discretionary powers as relate to the administration of the plan:

(1)	To determine in a non-discriminatory manner all questions relating to the eligibility of employees to become participants.

(2)	To determine in a non-discriminatory manner eligibility for benefits and to determine and certify the amount and kind of benefits payable to participants.

(3)	To authorize all disbursements from the fund.

(4)

To appoint or employ any independent person to perform necessary plan functions and to assist in the fulfillment of administrative responsibilities as he deems advisable, including the retention of a third party administrator, custodian, auditor, accountant, actuary, or attorney.

(5)	When appropriate, to select an insurance company and annuity contracts that, in his opinion, will best carry out the purposes of the plan.

(6)

To construe and interpret any ambiguity in the plan and to make, publish, interpret, alter, amend or revoke rules for the regulation of the plan which are consistent with the terms of the plan and with ERISA.

(7)	To prepare and distribute, in such manner as determined to be appropriate, information explaining the plan.

(8)	To establish and communicate to participants a procedure and method to enable each participant to vote corporate stock allocated to such participant’s corporate stock account pursuant to Section 6.8.

(9)	To assist any participant regarding his rights, benefits, or elections available under the plan.

(c)	Allocation of Fiduciary Responsibility Within Plan Administrative Committee

If the plan administrator is a plan administrative committee, the committee shall choose from its members a chairperson and a secretary. The committee may allocate responsibility for those duties and powers listed in Section 6.2(b)(1) and (2) (except determination of qualification for disability retirement) and other purely ministerial duties to one or more members of the committee. The committee shall review at regular intervals the performance of any committee member to whom fiduciary responsibility has been allocated and shall re-evaluate such allocation of responsibility. After the plan administrative committee has made such allocations of responsibilities and has received written notice of acceptance, the fiduciary responsibilities for such administrative duties and powers shall then be considered as the responsibilities of such committee member(s).

(d)	Miscellaneous Provisions

(1)

Plan Administrative Committee Actions – The actions of such committee shall be determined by the vote or other affirmative expression of a majority of its members. Either the chairperson or the secretary may execute any certificate or other written direction on behalf of the committee. A member of the committee who is a participant shall not vote on any question relating specifically to himself. If the remaining members of the committee, by majority vote thereof, are unable to come to a determination of any such question, the named fiduciary shall appoint a substitute member who shall act as a member of the committee for the special vote.

(2)	Expenses – The plan administrator shall serve without compensation for service as such. All reasonable expenses of the plan administrator shall be paid by the employer or from the fund.

(3)	Examination of Records – The plan administrator shall make available to any participant for examination during business hours such of the plan records as pertain only to the participant involved.

(4)

Information to the Plan Administrator – To enable the plan administrator to perform the administrative functions, the employer shall supply full and timely information to the plan administrator on all participants as the plan administrator may require.

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Section 6.3 – Claims Procedure

(a)

Notification of Claim Determination – The plan administrator shall notify each participant in writing of his determination of benefits. If the plan administrator denies any benefit, such written denial shall include:

•	The specific reasons for denial;

•	Reference to provisions on which the denial is based;

•	A description of and reason for any additional information needed to process the claim; and

•

A description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

If a claim is wholly or partially denied, the plan administrator shall notify the claimant of the plan’s adverse benefit determination within a reasonable period of time, but not later than 90 days after receipt of the claim by the plan, unless the plan administrator determines that special circumstances require an extension of time for processing the claim. If the plan administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the plan expects to render the benefit determination.

(b)	Appeal – The participant or his duly authorized representative may:

•	Make a written request for a review of the participant’s case by the named fiduciary;

•	Review upon request and free of charge, have reasonable access to, and have copies of, all documents, records, and other information relevant to the claimant’s claim for benefits;

•

Submit written issues, comments, documents, records, and other information relating to the claim for benefits, without regard to whether such information was submitted or considered in the initial benefit determination.

The written request for review must be submitted no later than 60 days after receiving written notification of denial of benefits. A document, record, or other information shall be considered relevant to a claimant’s claim if such document, record, or other information:

•	Was relied upon in making the benefit determination;

•

Was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or

•	Demonstrates compliance with the administrative processes and safeguards required by law in making the benefit determination.

(c)	Appeal Procedure

(1)

Except as provided in Section 6.3(c)(2), the named fiduciary must render a decision no later than 60 days after receiving the written request for review, unless circumstances make it impossible to do so; but in no event shall the decision be rendered later than 120 days after the request for review is received. If the named fiduciary determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant by the plan administrator prior to the termination of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the plan expects to render the determination on review.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(2)

If the named fiduciary is a committee or board of trustees that holds regularly scheduled meetings at least quarterly, Section 6.3(c)(1) shall not apply. The named fiduciary shall instead make a benefit determination no later than the date of the meeting of the committee or board that immediately follows the plan’s receipt of a request for review, unless the request for review is filed within 30 days preceding the date of such meeting. In such case, a benefit determination may be made by no later than the date of the second meeting following the plan’s receipt of the request for review. If special circumstances require a further extension of time for processing, a benefit determination shall be rendered not later than the third meeting of the committee or board following the plan’s receipt of the request for review. If such an extension of time for review is required because of special circumstances, the plan administrator shall provide the claimant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension. The plan administrator shall notify the claimant of the benefit determination as soon as possible, but not later than 5 days after the benefit determination is made.

(3)

The review shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. If the claim is denied upon review, the written notice of denial shall include the items listed in Section 6.3(a) and the statement required by Regulation section 2560.503-1(j)(5)(iii) regarding the possible availability of alternative dispute resolution options.

(d)

Limitation on Time Period for Litigation of a Benefit Claim – Following receipt of the written rendering of the named fiduciary’s decision under Section 6.3(c), the participant shall have 365 days in which to file suit in the appropriate court. Thereafter, the right to contest the decision shall be waived.

Section 6.4 – Trust Fund

(a)	Appointment of Trustee

The employer shall appoint a trustee for the proper care and custody of all funds, securities and other properties in the trust, and for investment of plan assets (or for execution of such orders as it receives from an investment manager appointed for investment of plan assets). The duties and powers of the trustee shall be set forth in a trust agreement executed by the employer, which is incorporated herein by reference. The named fiduciary shall review at regular intervals the performance of the trustee and shall re-evaluate the appointment of such trustee. After the employer has appointed the trustee and the named fiduciary has received a written notice of acceptance of its responsibility, the fiduciary responsibility with respect to the proper care and custody of plan assets shall be considered as the responsibility of the trustee. Unless otherwise allocated to an investment manager, the fiduciary responsibility with respect to investment of plan assets shall likewise be considered as the responsibility of the trustee.

(b)	Appointment of Investment Manager

The named fiduciary may appoint an investment manager who is other than the trustee, which investment manager may be a bank or an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940. Such investment manager, if appointed, shall have sole discretion in the investment of plan assets, subject to the funding policy. The named fiduciary shall review at regular intervals no less frequently than annually, the performance of such investment manager and shall re-evaluate the appointment of such investment manager. After the named fiduciary has appointed an investment manager and has received a written notice of acceptance of its responsibility, the fiduciary responsibility with respect to investment of plan assets shall be considered as the responsibility of the investment manager.

(c)	Expenses

The trust fund may pay the expenses incurred in the administration of the plan and the investment of the fund, provided the cost is reasonable. Such expenses shall include legal fees incurred by the plan administrator or the trustee, provided such fiduciaries are not proven to have committed a prohibited transaction. If the trust fund pays the expenses, the expenses shall be allocated against the participant accounts on a pro rata basis.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

Section 6.5 – Investment Policy

(a)

The plan is designed to invest primarily in corporate stock. It is specifically intended that this employee stock ownership plan qualify and operate as an eligible individual account plan as defined in ERISA section 407(d)(3). As such, and without limiting the generality of the foregoing, the trustee is hereby specifically authorized to:

(1)	acquire, hold, sell, and distribute corporate stock that is qualified employer stock.

(2)

invest in such corporate stock and not limit its holdings of such stock to 10% of trust assets. The trustee may invest up to 100% of plan assets in corporate stock without regard to any plan or trust agreement requirement to diversify investments as permitted under ERISA section 404(a)(2).

(3)

acquire or sell corporate stock in a transaction with a disqualified person or a party in interest (as those terms are defined in ERISA and the Code) provided that no commission is charged and the transaction is for adequate consideration.

(b)

With due regard to Section 6.5(a), the plan administrator may also direct the trustee to invest funds under the plan in other property described in the Trust Agreement or in life insurance policies to the extent permitted by Section 6.5(c), or the trustee may hold such funds in cash or cash equivalents.

(c)

With due regard to Section 6.5(a), the plan administrator may also direct the trustee to invest funds under the plan in insurance policies on the life of any keyman employee. The proceeds of a keyman insurance policy may not be used for the repayment of any indebtedness owed by the plan that is secured by corporate stock but shall be allocated to participants in proportion to their account balances. The amount of employer contribution to be allocated to participants under Section 3.2 shall be reduced by the amount of premiums paid on keyman insurance policies during the plan year. The employer shall contribute an amount each year that is sufficient to pay the required premiums. The proceeds from an exempt loan shall in no event be used to purchase such insurance policies. No insurance company that may issue such policies shall be deemed to be a party to this plan.

(d)	The plan may not obligate itself to acquire corporate stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

(e)

The plan may not obligate itself to acquire corporate stock under a put option binding upon the plan. However, at the time a put option is exercised, the plan may be given an option to assume the rights and obligations of the employer under a put option binding upon the employer.

(f)

All purchases of corporate stock shall be made at a price that, in the judgment of the plan administrator, does not exceed the fair market value thereof. All sales of corporate stock shall be made at a price that, in the judgment of the plan administrator, is not less than the fair market value thereof. The valuation rules set forth in Section 6.7 shall be applicable.

Section 6.6 – Prohibitions Against Allocations

(a)

Transactions Involving Corporate Stock of a C Corporation – This Section 6.6(a) shall apply to corporate stock of a C corporation acquired by the plan after October 22, 1986 in a sale to which Code section 1042 or, for estates of decedents who died prior to December 20, 1989, Code section 2057 (as in effect December 19, 1989) applies.

(1)

No portion of the trust fund attributable to (or allocable instead of) such corporate stock may accrue or be allocated directly or indirectly under any qualified plan maintained by the employer during the nonallocation period, for the benefit of:

(A)

Any taxpayer who makes an election under Code section 1042(a) with respect to corporate stock or any decedent if the executor of the estate of the decedent makes a qualified sale to which Code section 2057 applies;

(B)	Any individual who is related to the taxpayer or the decedent (as defined in Code section 267(b)); or

(C)	Any other person who owns more than 25% of:

(i)	any class of outstanding stock of the employer or affiliated employer which issued such corporate stock; or

(ii)	the total value of any class of outstanding stock of the employer or affiliated employer.

For the purpose of determining ownership, the attribution rules of Code section 318(a) shall be applied with the exception of Code section 318(a)(2)(B)(i).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(2)

An individual who is related to the taxpayer (or the decedent) ]shall not include lineal descendants of the taxpayer, if the aggregate amount allocated to the benefit of all such lineal descendants during the nonallocation period does not exceed more than 5% of the corporate stock (or amounts allocated in their stead) held by the plan which are attributable to a sale to the plan by any person related to such descendants (within the meaning of Code section 267(c)(4)) in a transaction to which Code section 1042 or Code section 2057 is applied.

(3)

A person shall be treated as meeting the 25% stock ownership requirement of Section 6.6(a)(1)(C) if such person owns more than 25% of the stock: (A) at any time during the one year period ending on the date of sale of corporate stock to the plan, or (B) on the date as of which corporate stock is allocated to participants in the plan.

(4)

For purposes of Section 6.6(a)(1), nonallocation period, for plan years beginning after December 31, 1986, means the period beginning on the date of the sale of the corporate stock and ending on the later of the date which is ten years after the date of sale or the date of the plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

(b)

Disqualified Persons under Plan Sponsored by S Corporation – This Section 6.6(b) shall be effective for plan years beginning after December 31, 2004. If the corporate stock held by this plan is or becomes the stock of an S corporation, no portion of the trust fund attributable to (or allocable instead of) such corporate stock may accrue or be allocated directly or indirectly under any qualified plan maintained by the employer during a nonallocation year, for the benefit of any disqualified person. Such impermissible allocations shall include any contribution or other annual addition (e.g. forfeiture allocation) under this plan or any other qualified plan (including a release and allocation from the unallocated corporate stock suspense account) that would have otherwise been added to the disqualified person’s account and invested in the stock of the S corporation. Such impermissible accruals shall include all stock of the S corporation and any other plan assets attributable to such stock (including Code section 1368 distributions, sale proceeds, and earnings on either the distributions or the proceeds) held for a disqualified person’s account, whether attributable to current or prior year contributions.

(1)	For the purpose of this Section 6.6(b), a disqualified person is any person if:

(A)	the number of such person’s deemed-owned ESOP shares of the S corporation is at least 10% of the number of deemed-owned ESOP shares of the S corporation;

(B)

the aggregate number of such person’s deemed-owned ESOP shares and synthetic equity shares of the S corporation is at least 10% of the sum of: (i) the total number of deemed-owned ESOP shares, and (ii) the person’s synthetic equity shares of the S corporation; or

(C)

the aggregate number of the S corporation’s deemed-owned ESOP shares of such person and the members of such person’s family is at least 20% of the number of deemed-owned ESOP shares of the S corporation;

(D)

the aggregate number of the S corporation’s deemed-owned ESOP shares and synthetic equity shares of such person and the members of such person’s family is at least 20% of the sum of: (i) the total number of deemed-owned ESOP shares, and (ii) the synthetic equity shares of the S corporation owned by such person and the members of such person’s family;

(E)	any member of the family of a person described in Section 6.6(b)(1)(C) or (D) with deemed-owned shares if the person is not otherwise treated as a disqualified person.

(2)	In order to determine who is a disqualified person for purposes of Section 6.6(b), the following definitions shall apply.

(A)	Member of the family means, with respect to any individual:

(i)	the spouse of the individual;

(ii)	an ancestor or lineal descendant of the individual or the individual’s spouse;

(iii)	a brother or sister of the individual or the individual’s spouse and any lineal descendant of the brother or sister; and

(iv)	the spouse of any individual described in Section 6.6(b)(2)(A)(ii) or (iii).

For these purposes, a spouse of an individual who is legally separated from such individual under a decree of divorce or separate maintenance shall not be treated as such individual’s spouse.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(B)	Deemed-owned shares means, with respect to any person:

(i)	the stock in the S corporation constituting corporate stock that is allocated to such person under this plan; and

(ii)

such person’s share of the corporate stock that is held by the plan but that is not allocated to any participants. A person’s share of unallocated corporate stock is the amount of the unallocated stock that would be allocated to such person if the unallocated stock were allocated to all participants in the same proportions as the most recent stock allocation under the plan. If there has been no prior release and allocation from a suspense account, the person’s share of unallocated corporate stock shall be determined in proportion to a reasonable estimate of the shares that would be released and allocated in the first year of a loan repayment.

(3)

For the purpose of this Section 6.6(b), a nonallocation year means any plan year if, at any time during such plan year, the plan holds corporate stock that is the stock of an S corporation and disqualified persons own at least 50% of: (i) the number of outstanding shares in the S corporation, including deemed-owned plan shares; or (ii) the sum of the outstanding shares in the S corporation (including deemed-owned plan shares) plus the shares of synthetic equity in the S corporation owned by disqualified persons.

(A)

Ownership percentage shall be determined by applying the Code section 318(a) attribution rules with the exception that in applying Code section 318(a)(1), the members of an individual’s family shall include members of the family described in Section 6.6(b)(2)(A) and Code section 318(a)(4) shall not apply. An individual shall be treated as owning deemed-owned shares notwithstanding the employee trust exception in Code section 318(a)(2)(B)(i).

(B)

An individual shall be treated as owning corporate stock that the individual has a right to acquire if, at all times during the period when such right is effective, the stock is both issued and outstanding and is held by persons other than this plan, the employer, or a related entity. This rule shall only apply if its application results in a nonallocation year. Further, this rule shall not apply to a right to acquire corporate stock held by a shareholder subject to income tax that would not be taken into account in determining if an S corporation has a second class of stock under Regulation section 1.1361-1(1)(2)(iii) or (1)(4)(iii)(C), provided the principal purpose of the right is not the avoidance or evasion of a nonallocation year.

If any share of corporate stock is treated as being owned by more than one person, then the share shall be counted as a single share. It shall be treated as being owned by a disqualified person if any of the owners is a disqualified person.

(4)

For purposes of Section 6.6(b), in the case of a person who owns synthetic equity in the S corporation, except to the extent provided in regulations, the shares of stock in such corporation on which such synthetic equity is based shall be treated as outstanding stock in such corporation and deemed-owned shares of such person if such treatment of synthetic equity of one or more such persons results in the treatment of any person as a disqualified person or the treatment of any plan year as a nonallocation year.

For purposes of this Section 6.6(b)(4), synthetic equity shall be treated as owned by a person in the same manner as stock is treated as owned by a person, directly or under the attribution rules of Section 6.6(b)(3)(A). If, without regard to this Section 6.6(b)(4), a person is treated as a disqualified person or a plan year is treated as a nonallocation year, this Section 6.6(b)(4) shall not be construed to result in the person or plan year not being so treated.

Synthetic equity means any stock option, warrant, restricted stock, deferred issuance stock right, stock appreciation right payable in stock, or similar interest or right that gives the holder the right to acquire or receive stock of the S corporation in the future; however, synthetic stock shall not include stock treated as being owned by the individual pursuant to Section 6.6(b)(3)(B). A right of first refusal to acquire stock held by an ESOP shall not be treated as a right to acquire stock of the S corporation if it meets the requirements of Regulation section 1.409(p)-1(f)(2)(ii)(B). Synthetic equity shall include: (A) a stock appreciation right, phantom stock unit, or similar right to a future cash (or other non-stock) payment from the S corporation based on the value of such stock or appreciation in such value; (B) a right to acquire stock or similar interests in a related entity as set forth in Regulation section 1.409(p)-1(f)(2)(iii); and (C) certain nonqualified deferred compensation as set forth in Regulation section 1.409(p)-1(f)(2)(iv).

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

A related entity for the purpose of this Section 6.6(b)(4) means any entity in which the S corporation holds an interest and which is a partnership, a trust, an eligible entity that is disregarded as an entity that is separate from its owner under Regulation section 301.7701-3 or a qualified subchapter S subsidiary under Code section 1361(b)(3).

Synthetic equity does not include shares that are deemed-owned ESOP shares (or any rights with respect to deemed-owned ESOP shares to the extent such rights are specifically provided under Code section 409(h).

The number of synthetic equity stock shares shall be determined by reference to the S corporation shares. The person shall be treated as owning the number of shares deliverable pursuant to the synthetic equity. Where payment is made in cash or other property, the number of synthetic equity shares shall equal the number of shares having an equal fair market value. Where the synthetic equity is a right to purchase or receive shares, the number of shares shall be determined without regard to lapse restrictions or payment to be made for the shares. In the case of synthetic equity that is determined by reference to shares of stock (or similar interests) in a related entity, the person who is entitled to the synthetic equity shall be treated as owning shares of stock of the S corporation with the same aggregate value as the number of shares of stock (or similar interests) of the related entity (with such value determined without regard to any lapse restriction as defined in Regulation section 1.83-3(i)).

In the case of any synthetic equity to which the preceding paragraph does not apply, the person who is entitled to the synthetic equity shall be treated as owning on any date a number of shares of stock in the S corporation equal to the present value (on that date) of the synthetic equity (with such value determined without regard to any lapse restriction as defined in Regulation section 1.83-3(i)) divided by the fair market value of a share of the S corporation’s stock as of that date. The determination shall be made as of the first day of the first plan year beginning on or after January 1, 2005. Thereafter, the plan shall use the tri-annual recalculation as permitted under Regulation section 1.409(p)-1(f)(4)(iii)(C), subject to the conditions of Regulation section 1.409(p)-1(f)(4)(iii)(C)(4).

The number of synthetic shares otherwise determined under this Section 6.6(b)(4) shall be decreased ratably to the extent that shares of the S corporation are owned by a person who is not an ESOP (and who is subject to federal income taxes).

Notwithstanding any other provision of this Section 6.6(b)(4), if a synthetic equity right includes (directly or indirectly) a right to purchase or receive shares of S corporation stock that have per-share voting rights greater than the per-share voting rights of one or more shares of S corporation stock held under this plan, then the number of shares of deemed owned synthetic equity attributable to such right shall not be less than the number of shares that would have the same voting rights if the shares had the same per-share voting rights as shares held by the plan with the least voting rights.

(5)

Prevention of Prohibited Allocation – In order to prevent a nonallocation year or a prohibited allocation during a nonallocation year, the account of a disqualified person (or a person reasonably expected to become a disqualified person absent a transfer described in this paragraph) including any corporate stock shall be transferred into either a separate portion of this plan that shall be a profit sharing plan or a non-ESOP, qualified plan of the employer. In the event of such a transfer, the recipient plan shall be subject to tax on unrelated business taxable income with respect to the corporate stock.

Section 6.7 – Valuation of the Trust Fund

(a)

The plan administrator shall direct the trustee, as of each allocation date, and at such other date or dates deemed necessary by the plan administrator, herein called valuation date, to determine the net worth of the assets comprising the trust fund as it exists on the valuation date prior to taking into consideration any contribution to be allocated for that plan year. In determining such net worth, the trustee shall value the assets comprising the trust fund at their fair market value as of the valuation date and shall deduct all expenses for which the trustee has not yet obtained reimbursement from the employer or the trust fund.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(b)

Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a plan and a disqualified person, value must be determined as of the date of the transaction. For all other plan purposes, value must be determined as of the most recent valuation date under the plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Corporate stock not readily tradable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code section 170(a)(1).

Section 6.8 – Voting Corporate Stock

The trustee shall vote all corporate stock held by it as part of the plan assets at such time and in such manner as the plan administrator shall direct. If the plan administrator shall fail or refuse to give the trustee timely instructions as to how to vote any corporate stock as to which the trustee otherwise has the right to vote, the trustee shall not exercise its power to vote such corporate stock, except as described herein with respect to a tender offer or a corporate matter requiring pass-through voting rights.

Notwithstanding the foregoing, since the employer has a registration-type class of securities, each participant (or beneficiary) shall be entitled to direct the trustee as to the manner in which the corporate stock that is entitled to vote and which is allocated to the corporate stock account of such participant is to be voted. For purposes of this Section 6.8, the term “registration-type class of securities” means: (a) a class of securities required to be registered under Securities Exchange Act of 1934 section 12; and (b) a class of securities which would be required to be so registered except for the exemption from registration provided in section 12(g)(2)(H).

In the event a tender offer is made for shares of corporate stock, each participant (or beneficiary) shall be entitled to direct the trustee as to whether or not the shares of corporate stock allocated to his corporate stock account shall be tendered pursuant to such offer. All shares of corporate stock allocated to accounts for which the trustee did not receive tender instructions from a participant or beneficiary and all shares held in the unallocated corporate stock suspense account will be tendered or not tendered by the trustee in its discretion and in accordance with its fiduciary duties under ERISA. The trustee may not tender any shares that are pledged as security for an exempt loan without first obtaining any required approvals.

Section 6.9 – ESOP Loans

(a)

The employer may direct the trustee to incur a loan on behalf of the trust in a manner and under conditions that will cause the loan to be an “exempt loan” within the meaning of Code section 4975(d)(2) and the regulations thereunder. At the time that the loan is made, the interest rate for the loan and the price of stock to be acquired with the loan proceeds shall not be such that plan assets might be drained off. A loan shall be used primarily for the benefit of participants and their beneficiaries. The proceeds of each such loan shall be used, within a reasonable time after the loan is obtained, only to purchase corporate stock, to repay the loan, or to repay any prior loan. The loan must be at a reasonable rate of interest. The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default.

(b)

Any such loan shall be secured solely by shares of corporate stock acquired with the proceeds of the loan and shares of such stock that were used as collateral on a prior loan which was repaid with the proceeds of the current loan. Such stock pledged as collateral shall be placed in the unallocated corporate stock suspense account and released pursuant to Section 6.9(c) as the loan is repaid. Corporate stock released from the suspense account shall be allocated in the manner described in Section 3.4. The payments made with respect to the loan during a plan year shall not exceed an amount equal to the sum of the employer contributions and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings shall be accounted for separately under the plan until the loan is repaid.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

No person entitled to payment under a loan made pursuant to this Section 6.9 shall have recourse against any trust fund assets other than the stock used as collateral for the loan, employer contributions of cash that are available to meet obligations under the loan and earnings attributable to such collateral, and the investment of such contributions. Participating employer contributions made with respect to any plan year during which the loan remains unpaid and earnings on such contributions, shall be deemed available to meet obligations under the loan, unless otherwise provided by the employer at the time such contributions are made. With respect to an S corporation, the employer contribution shall not be available to meet the loan obligations unless the corporate stock released from the suspense account and allocated to each eligible participant will have a fair market value of not less than the amount of the contribution that would otherwise have been allocated to such participant for the year.

(c)

Any pledge of stock as collateral under this Section 6.9 shall provide for the release of shares so pledged upon the payment of any portion of the loan. Shares so pledged shall be released in the proportion that the principal and interest, paid on the loan for the plan year, bears to the aggregate principal and interest, paid for the current plan year and each plan year thereafter, as provided in Regulation section 54.4975-7(b)(8).

(d)

Payments of principal and interest on any loan under this Section 6.9 shall be made by the trustee at the direction of the employer solely from: (i) employer contributions (other than contributions of corporate stock) available to meet obligations under the loan, (ii) earnings from the investment of such contributions, (iii) earnings attributable to stock pledged as collateral for the loan, (iv) applicable dividends on stock, and (v) the proceeds of a subsequent loan made to repay the loan. If a dividend is paid with respect to corporate stock that is allocated to a participant, such dividend shall not constitute an applicable dividend and shall not be applied to repay the loan if the corporate stock allocable to the participant from the suspense account by reason of any payment made on the loan for the plan year does not have a fair market value equal to or greater than the amount of the dividend. The contributions and earnings available to pay the loan must be accounted for separately by the plan administrator until the loan is repaid.

(e)

Subject to the limitations in Section 5.1 on annual additions to a participant’s account, assets released from the suspense account by reason of payment made on a loan shall be allocated immediately upon such payment to the accounts of all participants who then would be entitled to an allocation of contributions if such payment had been made on the last day of the plan year.

(f)

In the event of a loan default, the value of plan assets transferred in satisfaction of the loan shall not exceed the amount of default. If the lender is a disqualified person, the terms of the loan shall provide for a transfer of plan assets upon default only upon and to the extent of the failure of the plan to meet the payment schedule of the loan.

Section 6.10 – Current Obligations

Employer contributions in cash and other cash received by the trust fund shall first be applied to pay any current obligations of the trust fund. Current obligations means trust fund expenses and trust obligations arising from the extension of credit to the trust and payable in cash within one year from the date an employer contribution is due. With respect to the estates of decedents who died on or before July 12, 1989, trust obligations shall include the liability for payment of taxes incurred pursuant to Code section 2210(b) and imposed by Code section 2001. Further, the plan administrator shall enter into a written agreement as described in section 2210(e) before such liability shall be payable.

ARTICLE VII – AMENDMENT AND TERMINATION OF PLAN

Section 7.1 – Right to Discontinue and Amend

It is the expectation of the employer that it will continue this plan indefinitely and make the payments of its contributions hereunder, but the continuance of the plan is not assumed as a contractual obligation of the employer and the right is reserved by the employer, at any time, to reduce, suspend or discontinue its contributions hereunder.

Section 7.2 – Amendments

Except as herein limited, the employer shall have the right to amend this plan at any time to any extent that it may deem advisable. Such amendment shall be stated in writing. It shall be authorized by action of the board of directors under the corporate by-laws and such authorization shall designate the person to execute the amendment.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

The employer’s right to amend the plan shall be limited as follows:

(a)	No amendment shall increase the duties or liabilities of the plan administrator, the trustee, or other fiduciary without their respective written consent.

(b)	No amendments shall have the effect of vesting in the employer any interest in or control over any contracts issued pursuant hereto or any other property in the fund.

(c)

No amendment to the plan shall be effective to the extent that it has the effect of decreasing a participant’s accrued benefit. Notwithstanding the preceding sentence, a participant’s account balance may be reduced to the extent permitted under Code section 412(c)(8). For purposes of this paragraph, a plan amendment that has the effect of decreasing a participant’s account balance, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such employee’s right to his employer-derived accrued benefit will not be less than his percentage computed under the plan without regard to such amendment.

(d)

A plan amendment may eliminate or restrict the ability of a participant to receive payment of his or her account balance under a particular optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the participant) except with respect to the timing of payments after commencement. Further, in accordance with Regulation section 1.411(d)-4, A-2(d)(1)(i), the employer through a plan amendment or through the exercise of its discretionary power may eliminate or restrict the ability of a participant to receive payment of his or her account balance in a single-sum and require the participant to receive his distribution in the form of installment payments, provided such action is taken on a nondiscriminatory basis.

(e)

No amendment to the vesting schedule adopted by the employer hereunder shall deprive a participant of his vested portion of his employer contribution account to the date of such amendment. If the plan’s vesting schedule is amended, or the plan is amended in any way that directly or indirectly affects the computation of the participant’s nonforfeitable percentage or if the plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each participant with at least 3 years of service with the employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the plan without regard to such amendment or change. For participants who do not have at least one hour of service in any plan year beginning after December 31, 1988, “5 years of service” shall be substituted for “3 years of service” in the preceding sentence. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

(1)	60 days after the amendment is adopted;

(2)	60 days after the amendment becomes effective; or

(3)	60 days after the participant is issued written notice of the amendment by the employer or plan administrator.

Section 7.3 – Protection of Benefits in Case of Plan Merger

In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each participant will receive a benefit immediately after such merger, consolidation or transfer (if the plan then terminated) that is at least equal to the benefit the participant was entitled to immediately before such merger, consolidation or transfer (if the plan had terminated).

The transfer of amounts from this trust to a nonqualified foreign trust shall be treated as a distribution from this plan. Further, the transfer of assets and liabilities from this plan to a plan that satisfies Puerto Rico Code section 1165 shall also be treated as a distribution from this plan.

Section 7.4 – Termination of Plan

(a)

When Plan Terminates – This plan shall terminate upon the happening of any of the following events: legal adjudication of the employer as bankrupt; a general assignment by the employer to or for the benefit of its creditors; the legal dissolution of the employer; or termination of the plan by the employer.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

(b)

Allocation of Assets – Upon termination, partial termination, or complete discontinuance of employer contributions, the account balance of each affected participant who is an active participant or who is not an active participant but has neither received a complete distribution of his vested accrued benefit nor incurred five one-year breaks in service shall be 100% vested and nonforfeitable. The amount of the fund assets shall be allocated to each participant, subject to provisions for expenses of administration of the liquidation, in the ratio that such participant’s account bears to all accounts. If a participant under this plan has terminated his employment at any time after the first day of the plan year in which the employer made his final contribution to the plan, and if any portion of any account of such terminated participant was forfeited and reallocated to the remaining participants, such forfeiture shall be reversed and the forfeited amount shall be credited to the account of such terminated participant.

ARTICLE VIII – MISCELLANEOUS PROVISIONS

Section 8.1 – Exclusive Benefit – Non-Reversion

The plan is created for the exclusive benefit of the employees of the employer and shall be interpreted in a manner consistent with its being a qualified plan as defined in section 401(a) of the Internal Revenue Code and with ERISA. The corpus or income of the trust may not be diverted to or used for other than the exclusive benefit of the participants or their beneficiaries (except for defraying reasonable expenses of administering the plan).

Notwithstanding the above, a contribution paid by the employer to the trust may be repaid to the employer under the following circumstances:

(a)	Any contribution made by the employer because of a mistake of fact must be returned to the employer within one year of the contribution.

(b)

In the event the deduction of a contribution made by the employer is disallowed under Code section 404, such contribution (to the extent disallowed) must be returned to the employer within one year of the disallowance of the deduction.

(c)

If the Commissioner of Internal Revenue determines that the plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the employer must be returned to the employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer’s return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

Section 8.2 – Inalienability of Benefits

No benefit or interest available hereunder shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Code section 414(p), or any domestic relations order entered before January 1, 1985.

Notwithstanding the preceding paragraph, effective with respect to judgments, orders, and decrees issued, and settlement agreements entered into, on or after August 5, 1997, a participant’s benefit (and that of his spouse) shall be reduced to satisfy liabilities of the participant to the plan due to (1) the participant being convicted of committing a crime involving the plan, (2) a civil judgment (or consent order or decree) entered by a court in an action brought in connection with a violation of the fiduciary provisions of part 4 of subtitle B of Title I of ERISA, or (3) a settlement agreement between the Secretary of Labor or the Pension Benefit Guaranty Corporation and the participant in connection with a violation of the fiduciary provisions of ERISA. No reduction shall be made pursuant to this paragraph, unless the judgment, order, decree, or settlement agreement shall expressly provide for the offset of all or part of the amount ordered or required to be paid to the plan against the participant’s benefits provided under the plan.

Section 8.3 – Employer-Employee Relationship

This plan is not to be construed as creating or changing any contract of employment between the employer and its employees, and the employer retains the right to deal with its employees in the same manner as though this plan had not been created.

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Penn Security Bank & Trust Co. Employee Stock Ownership Plan

Section 8.4 – Binding Agreement

This plan shall be binding on the heirs, executors, administrators, successors and assigns as such terms may be applicable to any or all parties hereto, and on any participants, present or future.

Section 8.5 – Separability

If any provision of this plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this plan shall be construed and enforced as if such provision had not been included.

Section 8.6 – Construction

The plan shall be construed in accordance with the laws of the state in which the employer was incorporated and with ERISA.

Section 8.7 – Copies of Plan

This plan may be executed in any number of counterparts, each of which shall be deemed as an original, and said counterparts shall constitute but one and the same instrument that may be sufficiently evidenced by any one counterpart.

Section 8.8 – Interpretation

Wherever appropriate, words used in this plan in the singular may include the plural or the plural may be read as singular, and the masculine may include the feminine.

Section 8.9 – Securities and Exchange Commission Approval

The employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of corporate stock contemplated hereunder do not involve transactions requiring a registration of such corporate stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the employer reserves the right to amend the plan and trust retroactively to their effective dates in order to obtain a favorable interpretative letter or to terminate the plan.

Section 8.10 – Nonterminable Right of Certain Holders

No corporate stock, except as provided in Section 5.5, acquired with the proceeds of an exempt loan may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the trust, whether or not the plan is then an ESOP. This right is nonterminable. Such right shall continue to exist under the terms of this plan so long as any corporate stock acquired with the proceeds of such a loan is held by the trust or by any participant or beneficiary; and neither the repayment of such loan nor the failure of the plan to be an ESOP, nor an amendment of the plan shall cause a termination of said right.

IN WITNESS WHEREOF, the Employer has caused this plan to be executed this          day of                     ,         .

Employer:

PENN SECURITY BANK & TRUST CO.

By:

Title:

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